Exhibit 10.1

                        ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement ("Agreement") entered into by and between Allstate Life Insurance Company ("Allstate Life" or "ADMINISTRATOR" ) and Lincoln Benefit Life Company ("COMPANY"), as of the date below. This Agreement, the terms of this Agreement, and compensation hereunder paid in accordance with the Administrative Fee Schedule shall apply and be limited solely to that business submitted through Interactive Insurance Services. This Agreement is entered into by the parties hereto for the purpose of defining the ADMINISTRATOR'S role and responsibilities with respect to the service it shall provide the COMPANY and Interactive Insurance Services. The provisions stated in all supplements are a part of this Agreement.

AUTHORITY

The ADMINISTRATOR is authorized to develop and supervise the COMPANY'S business in conformity with the written rules and regulations of the COMPANY communicated to the ADMINISTRATOR. The ADMINISTRATOR shall recruit, supervise and recommend persons for appointment by the COMPANY as agents and shall develop advertising materials and supervise such agents in accordance with the standards of the COMPANY and the requirements of the state or states in which they function for the COMPANY.

The relation between the COMPANY and the ADMINISTRATOR created by this Agreement is that of an independent contractor. Neither the ADMINISTRATOR nor its employees or agents shall be deemed to be the employee or servant of the COMPANY. None of the benefits provided by this COMPANY to its employees, including but not limited to workmen's compensation insurance and unemployment insurance, are available to the ADMINISTRATOR, its employees and agents.

Licensing of agents shall be in compliance with the statutory and regulatory requirements of the Departments of Insurance or other regulatory agencies and in accordance with the standards and procedures established by the COMPANY. The COMPANY shall be responsible for effecting appointment of Interactive Insurance Services as a GENERAL AGENT with the cooperation of the ADMINISTRATOR, as necessary. The ADMINISTRATOR shall be responsible for providing support to Interactive Insurance Services and to the COMPANY for business written and submitted by Interactive Insurance Services.

The ADMINISTRATOR shall assume full responsibility for, and indemnify the COMPANY against, any liability in connection with the payment of all federal, state and local taxes or contributions imposed or required under unemployment insurance, social security, income tax, and related laws with respect to compensation received under this Agreement by the ADMINISTRATOR.

FISCAL RESPONSIBILITY

The statements rendered by the COMPANY concerning service fees paid and/or payable, advances and indebtedness shall be conclusive, unless within thirty
(30) days following receipt of the statement the ADMINISTRATOR notifies the COMPANY of a dispute regarding any transactions reported since the last preceding report. If a policy on which the ADMINISTRATOR is receiving a service fee shall lapse for any reason, no further service fee will be paid unless the policy is reinstated solely by the efforts of the ADMINISTRATOR. The COMPANY shall pay the ADMINISTRATOR in accordance with the Administrative Fee Schedule, attached hereto and incorporated herein, for Applications/Policies submitted by and attached hereto and incorporated herein, for Applications/Policies submitted by and issued solely through Interactive Insurance Services. The Schedule of Fees is subject to change by Lincoln Benefit Life, but any change shall not apply to business written prior to the effective date of the change.

VESTING

The ADMINISTRATOR'S right to fees shall be deemed fully vested, and except as specifically limited herein, the renewal fees shall be paid for the term and in the amount shown in the Administrative Fee Schedule.

ASSIGNMENT

No assignment of this Agreement or any interest therein or any compensation earned or to be accrued hereunder shall be valid unless the COMPANY consents in writing.

TERM AND TERMINATION

The term of this agreement shall run from the effective date indicated below until such time as either party terminates this Agreement by giving thirty (30) days advance written notice. Any notice may be mailed or delivered to the last known address of the other party. Upon termination the ADMINISTRATOR shall in no manner thereafter act for the COMPANY and shall promptly account for and remit to the COMPANY all undelivered policies, rate books, other records, materials and properties pertaining to his/her agency business. The ADMINISTRATOR'S right to any service fees, or any other thing of value shall cease if the ADMINISTRATOR shall do any act which injures the business or reputation of the COMPANY or if it fails to account for and remit promptly any monies collected by it for the COMPANY or shall withhold any policies, money or other property belonging or returnable to the COMPANY.

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

INDEMNIFICATION

A. COMPANY agrees to indemnify and hold ADMINISTRATOR harmless from any and all losses, costs, expenses, claims, demands, damages, and attorneys' fees arising out of or caused by:

     1. Any real or alleged act or omission of ADMINISTRATOR required to be taken or not taken by the terms of this Agreement or at the direction or request of COMPANY; provided, however, that such losses, costs, expenses, claims, demands, damages or fees neither arose out of nor where caused by ADMINISTRATOR'S negligence or misconduct in carrying out any such requirements, direction or request;

     2. Any real or alleged fraudulent conduct, embezzlement or gross negligence on the part of COMPANY, its officers, directors, agents or employees.

B. ADMINISTRATOR agrees to indemnify and hold COMPANY harmless from any and all losses, costs, expenses, claims, demands, damages, and attorney's fees, arising out of or caused by the grossly negligent, fraudulent, malicious or criminal acts of ADMINISTRATOR, its representatives, officers, directors or employees acting alone or in concert with others, provided that such acts were not performed at the direction or request of COMPANY.

DEFENSE OF CLAIM

The indemnification provided in above is conditioned upon the indemnified party promptly notifying the indemnifying party of the existence of any claim, demand, assessment or other matter as to which the indemnification would apply, and giving the indemnifying party reasonable opportunity to defend the same at its own expense, provided that the indemnified party shall at all times also have the right to fully participate in the defense at its own expense. If the indemnifying party shall, within a reasonable time after notice, fail to defend, the indemnified party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account, and at the risk of the indemnifying party. The indemnified party shall make available all information and assistance that the indemnifying party may reasonably request in connection with such defense. In the event the parties disagree regarding which is the indemnifying party and which is the indemnified party, then each party will defend itself and both parties agree to reasonably assist the other party in the defense, and to act reasonably in the settlement or other disposition of the matter.

ARBITRATION

Any dispute arising with respect to this Agreement, whether arising before or after termination hereof, which is not settled by mutual agreement of the parties, will be referred to arbitration. Within twenty (20) days from receipt of notice from one party ("Petitioner") that an arbitrator has been appointed, the other party ("Respondent") will appoint one arbitrator. If the dispute involves two parties, the two appointed arbitrators will choose one additional arbitrator. The appointed arbitrators will select the additional arbitrator within twenty (20) days after they have been appointed and shall forthwith notify the contracting parties of such choice. If the Respondent fails to appoint an arbitrator within twenty (20) days after receiving the written request of the Petitioner to do so, the Petitioner shall name the second arbitrator. Each arbitrator must be a present or former life insurance company officer who is otherwise not directly or indirectly affiliated with ADMINISTRATOR, COMPANY, or this Agreement.

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

The Petitioner shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the arbitrators. Upon receipt of the Petitioner's brief, the Respondent shall have thirty (30) days to file a reply brief. On receipt of the Respondent brief, the Petitioner shall have twenty (20) days to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of any party.

The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities, and shall make their award with a view affecting the intent of the parties. The decision of the arbitrators will be final and binding upon the parties hereto. Judgment may be entered upon the final decision of the arbitrators in any court having competent jurisdiction. Each party will bear the expenses of its own arbitrator and will jointly and equally bear the expenses of the additional arbitrator and of the arbitration. Any such arbitration will take place at COMPANY'S office in Lincoln, Nebraska, unless some other location is mutually agreed upon by the parties.

MISCELLANEOUS PROVISIONS

A. If any provision of this Agreement is found to be illegal, unenforceable or void, the remainder of this Agreement which is capable of performance shall not be affected thereby and shall be enforced where permitted by law.

B. This Agreement constitutes the entire contract between the ADMINISTRATOR and COMPANY. No variation, modification or change to this Agreement shall be binding unless in writing and signed by each of the parties. The Agreement may not be orally amended by any party.

C. The parties agree to extend to each other such cooperation and assistance as may be reasonably required in order to facilitate the basic purpose of this

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

     Agreement, and shall consult with the other as to any matter or occurrence having potential for affecting the purpose or performance of this Agreement.

LAW APPLICABLE

The execution and performance of this Agreement involves transacting business in the State of Nebraska by the ADMINISTRATOR with the COMPANY. This Agreement shall be governed by and construed according to the laws of the State of Nebraska. All actions with respect thereto shall be brought in a court of competent jurisdiction in the State of Nebraska.

                                            LINCOLN BENEFIT LIFE COMPANY

Effective Date: October 1, 1996             By:     /s/ Thomas J. Berney
                                                    ----------------------------

                                            Title:   Vice President
                                                    ----------------------------

                                            Date:    11-4-96
                                                    ----------------------------


                                            ALLSTATE LIFE INSURANCE COMPANY

                                            By:     /s/ Charles F. Thalheimer
                                                    ----------------------------

                                            Title:   Vice President
                                                    ----------------------------

                                            Date:    12-5-96
                                                    ----------------------------

                           ADMINISTRATIVE FEE SCHEDULE

Subject to terms and conditions of your agreement, you shall be compensated according to the following schedule of the policy forms shown for business written by Interactive Insurance Services. The payment of fees is subject to the rules and practices of LBL. The fees provided in the schedule shall be reduced by the amount of compensation paid to Interactive Insurance Services.

                                     FIRST YEAR    EXCESS/RENEWAL    EXCESS/RENEWAL
LEVEL BEST TERM PLAN*      PLAN#        FEE           YRS 2-10          YRS 11-20
---------------------      -------   ----------    --------------    ---------------
                                         %               %                  %
7 Year                     LP-9200
  $2 Million & Above                     60               4                  1
  Less than $2 Million.                  70               4                  1

10 Year                    LP-9200
  $2 Million & Above                     80               1                  1
  Less than $2 Million                   90               1                  1

15 & 20 Year               LP-9200
  $2 Million & Above                     90               1                  1
  Less than $2 Million                  100               1                  1

* The Service Fee paid is expressed as a percentage of premium (excluding policy fees for Level Best Term.)

Service Fees will not be paid on pre-paid renewal premium until premiums are applied to the contract.

Service Fees will be paid on Waiver of Premium, Guaranteed Re-entry Option, and Child Riders at the same rate as provided for the policy to which attached.

If additional premium is charged because the risk is substandard, Service Fees will be paid on the additional premium at the same rate. If the classification is temporary, no first-year service fee will be paid on the additional premium. Renewal service fees will be paid at the same rate as provided for the policy.

If a life policy (other than Single Premium Life) issued by LBL is replaced by another policy issued by LBL of equal or lesser face amount, the service fees for the newly issued policy will be adjusted based upon the following table:

    Time Replaced Policy          Percent of Stated
       Was in Force             Service Fees Payable
      1 month                           90
      2 months                          80
      3 months                          70
      4 months                          60
      5 months                          50
      6 months                          40
      7 months                          30
   8-24 months                          20
  25-36 months                          40
  37-48 months                          60
  49-60 months                          80
    61+ months                         100

If the new policy has a larger face amount, this adjustment will only apply to the face amount equal to the replaced face amount, and full Service Fees will be paid on the increase.

Exhibit 10.2

                        ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement (Agreement) entered into by and between Allstate Life Insurance Company ("Allstate Life" or "ADMINISTRATOR") and Lincoln Benefit Life ("COMPANY") as of the date below. This Agreement, the terms of this Agreement and compensation hereunder paid in accordance with the Schedule of Service Fees, "Attachment A", is entered into by the parties hereto for the purpose of defining the ADMINISTRATOR'S role and responsibilities with respect to the service it shall provide to the COMPANY and assigned agents. The provisions stated in all attachments and supplements are a part of this Agreement.

AUTHORITY

The ADMINISTRATOR is authorized to develop and supervise the COMPANY'S business in conformance with the written rules and regulations of the COMPANY communicated to the ADMINISTRATOR. The ADMINISTRATOR shall recruit and recommend person(s) for appointment by the COMPANY as agents and shall supervise such agents in accordance with the standards of the COMPANY and the requirements of the state or states in which they function for the COMPANY.

The ADMINISTRATOR shall at all times comply with the rules and regulations of the COMPANY pertaining to underwriting practices, acceptance of risks, delivery of policies and all other areas of conduct of the COMPANY'S business. The COMPANY shall conduct business, including the development of advertising materials, in accordance with the requirements of the state or states in which COMPANY functions. The relationship between the COMPANY and the ADMINISTRATOR created by this Agreement is that of an independent contractor. Neither the ADMINISTRATOR or its agents shall be deemed to be the employee or servant of the COMPANY. None of the benefits provided by this COMPANY to its employees, including but not limited to workman's compensation insurance and unemployment insurance, are available to the ADMINISTRATOR, its employees and agents.

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

Licensing of agents shall be in compliance with the statutory and regulatory requirements of the Departments of Insurance or other regulatory agencies and in accordance with the standards and procedures established by the COMPANY.

The ADMINISTRATOR shall assume full responsibility for, and indemnify the COMPANY, where applicable, against any liability in connection with the payment of all federal, state and local taxes or contributions imposed or required under unemployment insurance, social security, income tax, and related laws with respect to service fees outlined in Attachment A and received under this Agreement by the ADMINISTRATOR.

PRODUCTS AND SERVICE FEES

COMPANY'S products available for sale by ADMINISTRATOR'S agents are identified in Attachment A. COMPANY agrees to allow ADMINISTRATOR to determine which products can be sold by its agents. Attachment A also defines service fees and COMPANY'S rules regarding the payment of service fees to the ADMINISTRATOR.

FISCAL RESPONSIBILITY

The ADMINISTRATOR'S agents and the ADMINISTRATOR shall immediately pay to the COMPANY all monies received on all applications obtained and all policies issued and shall segregate all such funds in trust and shall not use these funds for any other purpose.

The statements rendered by the COMPANY concerning service fees paid and/or payable, advances and indebtedness shall be conclusive, unless within one hundred eighty (180) days following receipt of the statement the ADMINISTRATOR notifies the COMPANY in writing of a dispute regarding any transactions reported since the last preceding report. The ADMINISTRATOR shall receive service fees consistent with the services fees defined in Attachment A which is attached hereto and incorporated herein. Company may change the Schedule of Service Fees but any change must be in writing and shall not apply to business written prior to the effective date of the change.

VESTING

The ADMINISTRATOR'S right to service fees shall be deemed fully vested, and except as specifically limited herein, the service fees on renewal premium shall be paid for the term and in the amount shown in Attachment A. The ADMINISTRATOR'S right to special service fees shall continue as long as this Agreement is in force. Following termination of this Agreement for any reason, the amount shown as special service fees in Attachment A are fully vested up to (but not after) the date of termination.

ASSIGNMENT

No assignment of this Agreement or any interest therein or any service fee earned or to be accrued hereunder shall be valid unless the COMPANY consents in writing.

TERMINATION

Either party may terminate this Agreement by giving thirty (30) days advance written notice. Any notice may be mailed or delivered to the last known address of the other party. Upon termination the ADMINISTRATOR shall in no manner thereafter act for the COMPANY and shall promptly account for and remit to the COMPANY any monies then held for it and on demand shall turn over to the COMPANY all undelivered policies, ratebooks and other records, materials and properties pertaining to the ADMINISTRATOR'S business for the COMPANY. ADMINISTRATOR'S right to any service fees or any other thing of value shall be subject to the terms defined in Attachment A. ADMINISTRATOR shall not do any act which injures the business or reputation of the COMPANY.

COMPANY agrees to administer in force business and continue to process pending applications for business placed with the COMPANY by ADMINISTRATOR'S agents. COMPANY shall not assign or otherwise share the identity of these policy holders to any other agent or agency unless specifically asked to do so by an individual policy holder. COMPANY agrees to continue to remit service fees to ADMINISTRATOR on business which ADMINISTRATOR'S agents placed utilizing any form of deposit fund from which premium is paid after termination of this Agreement.

INDEMNIFICATION

A. COMPANY agrees to indemnify and hold ADMINISTRATOR harmless from any and all losses, costs, expenses, claims, demands, damages, and attorneys' fees arising out of or caused by:

     1) Any real or alleged act or omission of ADMINISTRATOR required to be taken or not taken by the terms of this Agreement or at the direction or request of COMPANY; provided, however, that such losses, costs, expenses, claims, demands, damages or fees neither arose out of nor were caused by ADMINISTRATOR'S negligence or misconduct in carrying out any such requirements, direction or request.

     2) Any real or alleged fraudulent conduct, embezzlement or gross negligence on the part of COMPANY, its officers, directors, agents or employees.

B. ADMINISTRATOR agrees to indemnify and hold COMPANY harmless from any and all losses, costs, expenses, claims, demands, damages, and attorney's fees, arising out of or caused by the grossly negligent, fraudulent, malicious or criminal acts of ADMINISTRATOR, its representatives, officers, directors or employees acting alone or in concert with others, provided that such acts were not performed at the direction or request of COMPANY.

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

DEFENSE OF CLAIM

The indemnification provided above is conditioned upon the indemnified party promptly notifying the indemnifying party of the existence of any claim, demand, assessment or other matter as to which the indemnification would apply, and giving the indemnifying party reasonable opportunity to defend the same at its own expense, provided that the indemnified party shall at all times also have the right to fully participate in the defense at its own expense. If the indemnifying party shall, within a reasonable time after notice, fail to defend, the indemnified party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf of, for the account of, and at the risk of the indemnifying party. The indemnified party shall make available all information and assistance that the indemnifying party may reasonably request in connection with such defense. In the event the parties disagree regarding which is the indemnifying party and which is the indemnified party, then each party will defend itself and both parties agree to reasonably assist the other party in the defense, and to act reasonably in the settlement or other disposition of the matter.

ARBITRATION

Any dispute arising with respect to this Agreement, whether arising before or after termination hereof, which is not settled by mutual agreement of the parties, will be resolved by the rules of the American Arbitration Association which are in effect at the time of the dispute.

MISCELLANEOUS PROVISIONS

A) If any provision of this Agreement is found to be illegal, unenforceable or void, the remainder of this Agreement which is capable of performance shall not be affected thereby and shall be enforced where permitted by law.

B) This Agreement and Attachment(s) constitute the entire contract between the ADMINISTRATOR and COMPANY. No variation, modification or change to this Agreement shall be binding unless in writing and signed by each of the parties. The Agreement may not be orally amended by any party.

C) The parties agree to extend to each other such cooperation and assistance as may be reasonably required in order to facilitate the basic purpose of this Agreement, and shall consult with the other as to any matter or occurrence having potential for affecting the purpose or performance of this Agreement.

LAW APPLICABLE

The execution and performance of this Agreement involves transacting business in the State of Nebraska by the ADMINISTRATOR with the COMPANY. This Agreement shall be governed by and construed according to the laws of the state of Nebraska. All actions with respect thereto shall be brought in a court of competent jurisdiction in the State of Nebraska.

LINCOLN BENEFIT LIFE COMPANY                   ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Thomas J. Berney                   By:    /s/ Leonard G. Sherman
       ---------------------                         -----------------------
Title:      VP                                 Title: AVP
       ---------------------                         -----------------------
Date:   4/15/95                                Date:  4/15/95
       ---------------------                         -----------------------

Exhibit 10.3

                                SERVICE AGREEMENT

This Agreement entered into this 1st day of April 1998, between LINCOLN BENEFIT LIFE COMPANY, (hereinafter "LBL") and LAUGHLIN GROUP ADVISORS, INC. (hereinafter "LGA"), an affiliate of LBL, shall be effective as of this date;

WHEREAS, the parties agree that they shall render services on behalf of each other and the parties agree that they may incur certain expenses on behalf of each other; and

WHEREAS, each party herein agree that the exchange of services and expenses incurred on behalf of each other shall be considered by both parties to be sufficient consideration for the mutual promises made herein; and

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

                                   I. SERVICES

1. LBL, shall provide to LGA financial, accounting, legal, marketing and administrative services on an ongoing basis. These services shall include maintenance of customer account information for variable products sold by representatives of LGA, licensing and registration information on appointed representatives, records of production information provided to LGA for its record-keeping purposes, and payment of commissions directly to LGA representatives for variable product production. LBL shall provide other services as requested by LGA. LBL shall be responsible for payment of compensation to LGA representatives for the sale of LBL and Glenbrook Life and Annuity Company ("GLAC"), variable products in accordance with the current compensation schedules published for LGA representatives.

2. LGA shall provide marketing and distribution services to LBL for the distribution of Lincoln Benefit Life Company ("LBL") Variable and GLAC variable products, for which LBL is principal underwriter.

                              II. FEES FOR SERVICES

1. LGA agrees to pay LBL for the cost of providing the services listed above, as incurred by LBL. Services for which LGA shall reimburse LBL for shall include, but not be limited to, travel expenses and the cost of goods and services purchased from outside vendors, the cost for the use of equipment and the cost of services rendered by personnel of LBL.

     The parties will apportion expenses between them in conformity with general accepted accounting principles. Revenues from the sale of mutual funds shall be applied to cover all expenses of LGA, including salaries, rent, computer, and administrative expenses. All net revenues from LGA operations shall be remitted and paid to LBL in consideration for those services provided as described in Section I.

2. LBL shall be responsible for payment of compensation to LGA representatives for the sale of LBL and GLAC, variable products in accordance with the current compensation schedules published for LGA representatives.

                             III. BILLING PROCEDURES

1. Following each month-end, LGA shall prepare revenue and expense listings showing all revenues, direct expenses, and indirect expenses incurred by LGA. LGA shall base the revenue and expense listings on generally accepted accounting principles and the records of the parties.

2. LGA shall present to LBL the month-end revenue and expenses reports. Settlements are due and payable within thirty days after receipt of the report.

3. The accounting for each month period may reflect any necessary adjustment to correct any over or under charges (debits or credits) in the prior monthly billings.

                                   IV. RECORDS

1. Records supporting expense charges and maintained by one party on behalf of the other shall be considered the latter's records and shall be available to that party upon request. All original documents and records relating to the operations of each company are the property of that company.

2. Each party shall own, have custody of and keep its general corporate records. Upon request, each party shall receive from the other party any of its records which are currently in the other party's possession.

3. Each party shall keep confidential any records concerning the other party. Each party may disclose such records only if the other party has authorized the disclosure or if the disclosure is permitted by the applicable state law governing privacy of records held by or within control of insurance companies. In the event that either party is served with a subpoena or any other Court Order which mandates disclosure, that party must notify the other party and allow the other party sufficient time to intervene in the judicial proceeding so as to protect its interest.

4. Both parties agree to keep all records required by federal and state laws, to maintain the books, accounts and records as to clearly and accurately disclose the precise nature and details of the transaction and to assist one another in the timely preparation of records.

5. LBL shall furnish to LGA any reports and information which LGA may request for the purpose of meetings its reporting and recordkeeping requirements under the federal and state securities laws or the rules of the National Association of Broker Dealers.

6. All the books and records maintained by LBL in connection with the sale of and payment of commissions for LBL and GLAC variable products by registered representatives of LGA are to be maintained and preserved in conformity with the requirements of Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934 (the "Act"), to the extent that such requirements are applicable. LBL agrees that all such books and records maintained and held by LBL on behalf of and as agent for LGA whose property they are and shall remain. LBL further agrees that all such books and records are at all times subject to inspection by the Securities and Exchange Commission in accordance with Section 17(a) of the Act.

                                V. MISCELLANEOUS

1. Any dispute arising between LBL and LGA relating to the subject matter of this Agreement which cannot be amicably resolved by the parties will be referred to an arbitration panel composed of three members. One of the arbitrators shall be chosen by LBL, one by LGA, and the third by agreement of the two arbitrators selected by the parties. LBL and LGA agree to accept the decision of the panel of arbitrators as final and binding.

2.   Neither party may assign this Agreement.

3. Each party shall be deemed an independent contractor and its personnel shall not be deemed to be the employees of the other.

                                 VI. TERMINATION

1. Either party may terminate this Agreement as of the first day of the calendar month by giving the other party at least thirty (30) days prior written notice.

2. LGA and LBL will renegotiate this Agreement at least once every three years, if not sooner.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the date first above written.

[COMPANY SEAL]                              LINCOLN BENEFIT LIFE COMPANY

ATTEST:  /s/ John J. Morris                     By:  /s/ Carol S. Watson
        --------------------                        -------------------------


[COMPANY SEAL]                                  LAUGHLIN GROUP ADVISORS, INC.

ATTEST:  /s/ Janet Albers                        By:  /s/ William F. Gardner
        --------------------                         ------------------------

Exhibit 10.4

                   ADMINISTRATIVE SERVICES AGREEMENT AMENDMENT

This Amendment signed on 19 June, 2000, incorporated into the Service Agreement ratified on September 1, 1998, between LINCOLN BENEFIT LIFE COMPANY, (hereinafter "LBL") and ALLSTATE LIFE INSURANCE COMPANY (hereinafter "Allstate
Life), and shall be effective as of this date;

The words "mandatory confidentiality authorizations" are added after the word "policies," and before the word "and" in the first sentence on Paragraph 3 of page 1.

The Sentence now reads, "The ADMINISTRATOR shall at all times comply with the rules and regulations of the COMPANY pertaining to underwriting practices, acceptance of risks, deliver of policies, mandatory confidentiality authorizations and all other areas of conduct of the COMPANY's business."

LINCOLN BENEFIT LIFE COMPANY                    ALLSTATE LIFE INSURANCE COMPANY

By:      /s/ Lawrence W. Dahl                      By:  /s/ Michael J. Velotta
        --------------------------                     ------------------------

Title:  Executive Vice President                Title: Sr. VP, Secretary &
        --------------------------                     General Counsel
                                                       ------------------------

Date:    6/14/2000                              Date:   6/19/00
        --------------------------                     ------------------------

                        ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement ("Agreement") is entered into by and between Allstate Life Insurance Company ("Allstate Life" or "ADMINISTRATOR") and Lincoln Benefit Life Company ("COMPANY"), as of the date below. This Agreement, the terms of this Agreement, and compensation paid hereunder shall apply and be limited solely to the policies specified in Exhibit A attached hereto (hereinafter "Policies") marketed on a direct basis to customers of third-party clients of Allstate Life. This Agreement is entered into by the parties hereto for the purpose of defining the ADMINISTRATOR'S role and responsibilities with respect to the services it shall provide the COMPANY. The provisions stated in all supplements are a part of this Agreement.

1.   AUTHORITY

The ADMINISTRATOR is authorized to develop and supervise the COMPANY'S business with respect to the Policies in conformity with the written rules and regulations of the COMPANY communicated to the ADMINISTRATOR. The ADMINISTRATOR shall provide services to the COMPANY in respect to the Policies, including marketing, sales, customer service, and analysis, as set forth in the Schedule of Services attached hereto as Exhibit B (hereinafter the "Services").

The relation between the COMPANY and the ADMINISTRATOR created by this Agreement is that of an independent contractor. Neither the ADMINISTRATOR nor its employees or agents shall be deemed to be the employee or servant of the COMPANY. None of the benefits provided by this COMPANY to its employees, including but not limited to workmen's compensation insurance and unemployment insurance, are available to the ADMINISTRATOR, its employees and agent.

The COMPANY shall, with the cooperation of the ADMINISTRATOR or its representatives, as necessary, be responsible for effecting appointment of agents employed with telemarketing firms with which the ADMINISTRATOR has contracted for telemarketing services related to the Policies. The ADMINISTRATOR shall be responsible for providing support to such telemarketing firms and to the COMPANY.

The ADMINISTRATOR shall assume full responsibility for, and indemnify the COMPANY against, any liability in connection with the payment of all federal, state and local taxes or contributions imposed or required under unemployment insurance, social security, income tax, and related laws with respect to compensation received under this Agreement by the ADMINISTRATOR.

2.   FISCAL RESPONSIBILITY

The statements rendered by the COMPANY concerning service fees paid and/or payable, advances and indebtedness shall be conclusive, unless within thirty
(30) days following receipt of the statement the ADMINISTRATOR notifies the COMPANY of a dispute regarding any transactions reported since the last preceding report. If a policy on which the ADMINISTRATOR is receiving a service fee shall lapse for any reason, no further service fee will be paid unless the policy is reinstated solely by the efforts of the ADMINISTRATOR. The COMPANY shall pay the ADMINISTRATOR in accordance with the Administrative Fee Schedule attached as Exhibit C. The Administrative Fee Schedule is subject to change by Lincoln Benefit Life, but any change shall not apply to business written prior to the effective date of the change.

3.   VESTING

The ADMINISTRATOR'S right to fees shall be deemed fully vested, and except as specifically limited herein, the renewal fees shall be paid for the term and in the amount shown in Exhibit C.

4.   ASSIGNMENT

No assignment of this Agreement or any interest therein or any compensation earned or to be accrued hereunder shall be valid unless the COMPANY consents in writing.

5.   TERM AND TERMINATION

The term of this Agreement shall run from the effective date indicated below until such time as either party terminates this Agreement by giving thirty (30) days advance written notice. Any notice may be mailed or delivered to the last known address of the other party. Upon termination the ADMINISTRATOR shall in no manner thereafter act for the COMPANY and shall promptly account for and remit to the COMPANY all undelivered policies, rate books, other records, materials and properties pertaining to its responsibilities as ADMINISTRATOR. The ADMINISTRATOR'S right to any service fees, or any other thing of value shall cease if the ADMINISTRATOR shall do any act which injures the business or reputation of the COMPANY or if it fails to account for and remit promptly any monies collected by it for the COMPANY or shall withhold any policies, money or other property belonging or returnable to the COMPANY.

6.   INDEMNIFICATION

A. COMPANY agrees to indemnify and hold ADMINISTRATOR harmless from any and all losses, costs, expenses, claims, demands, damages, and attorneys' fees arising out of or caused by:

     1. Any real or alleged act or omission of ADMINISTRATOR required to be taken or not taken by the terms of this Agreement or at the direction or request of COMPANY; provided, however, that such losses, costs, expenses, claims, demands, damages or fees neither arose out of nor where caused by ADMINISTRATOR'S negligence or misconduct in carrying out any such requirements, direction or request;

     2. Any real or alleged fraudulent conduct, embezzlement or gross negligence on the part of COMPANY, its officers, directors, agents or employees.

B. ADMINISTRATOR agrees to indemnify and hold COMPANY harmless from any and all losses, costs, expenses, claims, demands, damages, and attorneys' fees, arising out of or caused by the grossly negligent, fraudulent, malicious or criminal acts of ADMINISTRATOR, its representatives, officers, directors or employees acting alone or in concert with others, provided that such acts were not performed at the direction or request of COMPANY.

7.   DEFENSE OF CLAIM

The indemnification provided in above is conditioned upon the indemnified party promptly notifying the indemnifying party of the existence of any claim, demand, assessment or other matter as to which the indemnification would apply, and giving the indemnifying party reasonable opportunity to defend the same at is own expense, provided that the indemnified party shall at all times also have the right to fully participate in the defense at its own expense. If the indemnifying party shall, within a reasonable time after notice, fail to defend, the indemnified party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account, and at the risk of the indemnifying party. The indemnified party shall make available all information and assistance that the indemnifying party may reasonably request in connection with such defense. In the event the parties disagree regarding which is the indemnifying party and which is the indemnified party, then each party will defend itself and both parties agree to reasonably assist the other party in the defense, and to act reasonably in the settlement or other disposition of the matter.

8.   ARBITRATION

Any dispute arising with respect to this Agreement, whether arising before or after termination hereof, which is not settled by mutual agreement of the parties, will be referred to arbitration. Within twenty (20) days from receipt of notice from one party ("Petitioner") that an arbitrator has been appointed, the other party ("Respondent") will appoint one arbitrator. If the dispute involves two parties, the two appointed arbitrators will choose one additional arbitrator. The appointed arbitrators will select the additional arbitrator within twenty (20) days after they have been appointed and shall forthwith notify the contracting parties of such choice. If the Respondent fails to appoint an arbitrator within twenty (20) days after receiving the written request of the Petitioner to do so, the Petitioner shall name the second arbitrator. Each arbitrator must be a present or former life insurance company officer who is otherwise not directly or indirectly affiliated with ADMINISTRATOR, COMPANY, or this Agreement.

The Petitioner shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the arbitrators. Upon receipt of the Petitioner's brief, the Respondent shall have thirty (30) days to file a reply brief. On receipt of the Respondent brief, the Petitioner shall have twenty (20) days to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of any party.

The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities, and shall make their award with a view toward affecting the intent of the parties. The decision of the arbitrators will be final and binding upon the parties hereto. Judgment may be entered upon the final decision of the arbitrators in any court having competent jurisdiction. Each party will bear the expenses of its own arbitrator and will jointly and equally bear the expenses of the additional arbitrator and of the arbitration. Any such arbitration will take place at COMPANY'S office in Lincoln, Nebraska, unless some other location is mutually agreed upon by the parties.

9.   MISCELLANEOUS PROVISIONS

A. If any provision of this Agreement is found to be illegal, unenforceable or void, the remainder of this Agreement which is capable of performance shall not be affected thereby and shall be enforced where permitted by law.

B. This Agreement constitutes the entire contract between the ADMINISTRATOR and COMPANY with respect to the Policies. No variation, modification or change to this Agreement shall be binding unless in writing and signed by each of the parties. The Agreement may not be orally amended by any party.

C. The parties agree to extend to each other such cooperation and assistance as may be reasonably required in order to facilitate the basic purpose of this Agreement, and shall consult with the other as to any matter or occurrence having potential for affecting the purpose or performance of this Agreement.

10.  LAW APPLICABLE

The execution and performance of this Agreement involves transacting business in the State of Nebraska by the ADMINISTRATOR with the COMPANY. This Agreement shall be governed by and construed according to the laws of the State of Nebraska. All actions with respect thereto shall be brought in a court of competent jurisdiction in the State of Nebraska.

                                            LINCOLN BENEFIT LIFE COMPANY

EFFECTIVE DATE:  September 1, 1998          BY:    /s/ Thomas J. Berney
                                                   --------------------------
                                            TITLE: Senior Vice President
                                                   --------------------------
                                            DATE:  12-3-98
                                                   --------------------------


                                            ALLSTATE LIFE INSURANCE COMPANY

                                            BY:    /s/ Charles F. Thalheimer
                                                   --------------------------
                                            TITLE: Vice President
                                                   --------------------------
                                            DATE:  November 11, 1998
                                                   --------------------------

                                    EXHIBIT A

                              SCHEDULE OF POLICIES


Level Best Gold to Age 95  (Policy Form LP-9850)

                                    EXHIBIT B

                              SCHEDULE OF SERVICES

     The ADMINISTRATOR shall provide the following services to the Company pursuant to the Agreement to which this Exhibit B is attached:

1. MARKETING SERVICES, which shall include lead generation, market planning, offer strategy, and development of direct mail and telemarketing advertising.

2. SALES SERVICES, which shall include telemarketing agency selection and set-up, telemarketing sales, mail solicitations, paramedic scheduling, case management, and reporting.

3. CUSTOMER SERVICE, which shall include limited after-hours telephone call handling.

4. ANALYSIS, which shall include the following:
   (i)    demographic description of responders and non-responders;
   (ii)   responder/non-responder qualitative survey;
   (iii)  response and completion rate curves;
   (iv)   conversion model (calculates likelihood of purchase completion);
   (v) quantitative measurement (measures relative importance of product attributes);
   (vi)   qualitative case management survey;
   (vii)  expense analysis.

                                    EXHIBIT C

                           ADMINISTRATIVE FEE SCHEDULE

                    --------------------------------------------------------------------------------------
                          10 YEAR TERM           15 YEAR TERM         20 YEAR TERM         30 YEAR TERM
                    --------------------------------------------------------------------------------------
                      YR 1    2-10   11-20   YR 1  2-10   11-20   YR 1  2-10   11-20   YR 1  2-10   11-20
----------------------------------------------------------------------------------------------------------
BT - ALLSTATE/DISCOVER/SEARS/SHELL
OIL - GOLD
----------------------------------------------------------------------------------------------------------
 20   ALLSTATE         90      1       1     100    1       1     100     1      1     100     1      1
----------------------------------------------------------------------------------------------------------
 17   ALLSTATE         30      0       0      30    0       0      30     0      0      30     0      0
----------------------------------------------------------------------------------------------------------
 15   ALLSTATE         25      0       0      25    0       0      25     0      0      25     0      0
----------------------------------------------------------------------------------------------------------
 12   ALLSTATE         20      0       0      20    0       0      20     0      0      20     0      0
----------------------------------------------------------------------------------------------------------
  9   ALLSTATE         15      0       0      15    0       0      15     0      0      15     0      0
----------------------------------------------------------------------------------------------------------
  1   Special Agent     0      0       0       0    0       0       0     0      0       0     0      0
----------------------------------------------------------------------------------------------------------

                    --------------------------------------------------------------------------------------
                          10 YEAR TERM           15 YEAR TERM         20 YEAR TERM         30 YEAR TERM
                    --------------------------------------------------------------------------------------
                      YR 1    2-10   11-20   YR 1  2-10   11-20   YR 1  2-10   11-20   YR 1  2-10   11-20
----------------------------------------------------------------------------------------------------------
BT - ALLSTATE/DISCOVER/SEARS/SHELL OIL -
PLATINUM
----------------------------------------------------------------------------------------------------------
 20   ALLSTATE         70      1       1      80    1       1      80     1      1      80     1      1
----------------------------------------------------------------------------------------------------------
 17   ALLSTATE         30      0       0      30    0       0      30     0      0      30     0      0
----------------------------------------------------------------------------------------------------------
 15   ALLSTATE         25      0       0      25    0       0      25     0      0      25     0      0
----------------------------------------------------------------------------------------------------------
 12   ALLSTATE         20      0       0      20    0       0      20     0      0      20     0      0
----------------------------------------------------------------------------------------------------------
  9   ALLSTATE         15      0       0      15    0       0      15     0      0      15     0      0
----------------------------------------------------------------------------------------------------------
  1   Special Agent     0      0       0       0    0       0       0     0      0       0     0      0
----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------
                          7 YEAR TERM             10 YEAR TERM         15 & 20 YEAR
                                                                       TERM
                    -----------------------------------------------------------------
                      YR 1    2-10   11-20   YR 1  2-10   11-20   YR 1  2-10   11-20
                    -----------------------------------------------------------------
BT - ALLSTATE/DISCOVER/SEARS/SHELL OIL - RATES UP TO 499,899.  RATES ABOVE DECREASE
  BY 10 AT ALL LEVELS
-------------------------------------------------------------------------------------
 20   ALLSTATE         70      3       1      90    1       1     100     1      1
-------------------------------------------------------------------------------------
 17   ALLSTATE         30      0       0      30    0       0      30     0      0
-------------------------------------------------------------------------------------
 15   ALLSTATE         25      0       0      25    0       0      25     0      0
-------------------------------------------------------------------------------------
 12   ALLSTATE         20      0       0      20    0       0      20     0      0
-------------------------------------------------------------------------------------
  9   ALLSTATE         15      0       0      15    0       0      15     0      0
-------------------------------------------------------------------------------------
  1   Special Agent     0      0       0       0    0       0       0     0      0
-------------------------------------------------------------------------------------

Exhibit 10.5

                        ADMINISTRATIVE SERVICE AGREEMENT

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY

                                       AND

                     ALLSTATE LIFE FINANCIAL SERVICES, INC.

This Administrative Service Agreement ("Agreement") is entered into and made effective as of December 1, 1998, between LINCOLN BENEFIT LIFE COMPANY ("LBL") and ALLSTATE LIFE FINANCIAL SERVICES, INC. ("ALFS"), an affiliated company of LBL.

                                   WITNESSETH:

WHEREAS, LBL proposes to issue to the public certain variable insurance contracts; and

WHEREAS, ALFS proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said variable insurance contracts; and

WHEREAS, LBL desires to obtain the services of ALFS as an underwriter and distributor of said variable insurance contracts issued by LBL; and

WHEREAS, LBL shall incur certain expenses on behalf of ALFS and shall provide ALFS certain services on an ongoing basis, including, but not limited to, financial, accounting, legal, regulatory, marketing and administrative services, in connection with the marketing and distribution of said variable insurance contracts;

WHEREAS, ALFS desires that LBL assume financial and administrative responsibility for the expenses and services incurred on its behalf;

NOW, THEREFORE, it is agreed as follows:

1.   EXPENSES AND COSTS

     A. LBL agrees to assume on behalf of ALFS responsibility for all costs of the services described above and any other overhead and operating expense, including but not limited to, utilities, computer hardware/software, postage, printing, office supplies, telephone and travel, that may be incurred by ALFS in connection with the marketing and distribution of variable insurance contracts.

     B. Cost shall mean ALFS' actual costs and expenses reasonably attributable to this Agreement. All allocations of expenses for the above services and facilities will be made by LBL in accordance with generally acceptable accounting principles.

2.   ADMINISTRATIVE SERVICES

     A.   COMMISSIONS

          LBL agrees to assume on behalf of ALFS responsibility for the processing and payment of sales commissions in connection with the marketing and distribution of variable insurance contracts. Such commissions will be processed and paid as directed by, and on behalf of, ALFS. In this regard, LBL will not exercise any discretion over the amount of the commissions, and such commissions paid by LBL will be a purely clerical and ministerial function and will be properly reflected on the books and records maintained by LBL on behalf of ALFS.

     B.   CONFIRMATIONS

          LBL will send on behalf of ALFS confirmations of transactions in connection with the marketing and distribution of variable insurance contracts to contract owners in accordance with the provisions of Rule 10b-10 under the Securities Exchange Act of 1934 (the "Exchange Act"), and such confirmations will indicate that they were sent on behalf of ALFS.

     C.   RECORDKEEPING

          LBL will maintain and preserve books and records on behalf of and as agent for ALFS in connection with the sale of and payment of commissions for variable insurance contracts, and all books and records relating to confirmation of transactions in compliance with Rules 17a-3 and 17a-4 under the Exchange Act, to the extent that such requirements are applicable. LBL agrees that all such books and records are maintained and held by LBL on behalf of and as agent for ALFS whose property they are and shall remain. LBL further agrees that all such books and records are at all times subject to inspection by the Securities Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD") in accordance with Sections 17 and 15A of the Exchange Act.

     D.   CORPORATE BOOKS AND RECORDS

          1. Records supporting inter-company costs and expense charges and maintained by LBL on behalf of and as agent for ALFS shall be considered ALFS' records and shall be available to ALFS upon request. All original documents and records relating to the operations of ALFS are the property of ALFS.

          2. Each party shall own, have custody of and keep its own general corporate records. Upon request, each party shall receive from the other party any of its records which are currently in the other party's possession.

          3. The parties agree to keep all records required by federal and state securities laws and state insurance laws, to maintain the books, accounts and records so as to clearly and accurately disclose the precise nature and details of the transactions and to assist one another in the timely preparation of records.

          4. LBL shall furnish to ALFS any reports and information which ALFS may request for the purpose of meeting its reporting and recordkeeping requirements under the federal securities laws or under the applicable rules of the NASD.

3.   GENERAL PROVISIONS

     A.   Neither party may assign this Agreement.

     B. Either party may terminate this Agreement by giving the other party thirty (30) days prior written notice of the date upon which termination shall take place.

     C. Each party shall be deemed an independent contractor and its personnel shall not be deemed to be the employees of the other solely by reason of this Agreement. LBL employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the respective supervision and responsibility of LBL.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and ratified by their duly authorized officers as of the day and year above written.

LINCOLN BENEFIT LIFE COMPANY              ALLSTATE LIFE FINANCIAL
                                          SERVICES, INC.

BY:   /s/ B. Eugene Wraith                   BY:   /s/ John R. Hunter
      ----------------------                    --------------------------------
TITLE: President & COO                    TITLE: President
      ----------------------                    --------------------------------

Exhibit 10.6

                        PRINCIPAL UNDERWRITING AGREEMENT

     THIS AGREEMENT, is entered into on this 25th day of November, 1998, by and among LINCOLN BENEFIT LIFE COMPANY, ("LBL" or "Company") a life insurance company organized under the laws of the State of Nebraska, on its own and on behalf of the VARIABLE UNIVERSAL LIFE ACCOUNT (A) ("Separate Account"), a separate account established pursuant to the insurance laws of the State of Nebraska, and ALLSTATE LIFE FINANCIAL SERVICES, INC., ("Principal Underwriter"), a corporation organized under the laws of the state of Delaware.

                                   WITNESSETH:

     WHEREAS, Company proposes to issue to the public certain variable universal life contracts identified in the Attachment A ("Contracts"); and

     WHEREAS, Company, by resolution adopted on May 17, 1990, established the Separate Account for the purpose of issuing the Contracts; and

     WHEREAS, the Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended, ("Investment Company Act") (File No. 811-7972); and

     WHEREAS, the Contracts to be issued by Company are registered with the Commission under the Securities Act of 1933, as amended, ("Securities Act") (File No. 333-67386, 333-47717) for offer and sale to the public and otherwise are in compliance with all applicable laws; and

     WHEREAS, Principal Underwriter, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"), proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said Contracts; and

     WHEREAS, Company desires to obtain the services of Principal Underwriter as an underwriter and distributor of said Contracts issued by Company through the Separate Account;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the Company, the Separate Account, and the Principal Underwriter hereby agree as follows:

1.   AUTHORITY AND DUTIES

     (a) Principal Underwriter will serve as an underwriter and distributor on an agency basis for the Contracts which will be issued by the Company through the Separate Account.

     (b) Principal Underwriter will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers on a continuing basis. However, Principal Underwriter shall be responsible for compliance with the requirements of state broker-dealer regulations and the Exchange Act as each applies to Principal Underwriter in connection with its duties as distributor of said Contracts. Moreover, Principal Underwriter shall conduct its affairs in accordance and compliance with the NASD Conduct Rules.

     (c) Subject to agreement with the Company, Principal Underwriter may enter into selling agreements with broker-dealers which are registered under the Exchange Act and/or authorized by applicable law or exemptions to sell variable annuity contracts issued by Company through the Separate Account. Any such contractual arrangement is expressly made subject to this Agreement, and Principal Underwriter will at all times be responsible to Company for supervision of compliance with the federal securities laws regarding distribution of Contracts.

2.   WARRANTIES

     (a)   The Company represents and warrants to Principal Underwriter that:

           (i) Registration Statements on Form S-6 for each of the Contracts identified in Attachment A have been filed with the Commission in the form previously delivered to Principal Underwriter and that copies of any and all amendments thereto will be forwarded to Principal Underwriter at the time that they are filed with Commission;

           (ii) The Registration Statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act and the Investment Company Act, and the rules and regulations of the Commission under such Acts, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to Company by Principal Underwriter expressly for use therein;

           (iii) The Company is validly existing as a stock life insurance company in good standing under the laws of the State of Nebraska, with power to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business;

           (iv) The Contracts to be issued by the Company through the Separate Account and offered for sale by Principal Underwriter on behalf of the Company hereunder have been duly and validly authorized and, when issued and delivered with payment therefore as provided herein, will be duly and validly issued and will conform to the description of such Contracts contained in the Prospectuses relating thereto;

           (v) Those persons who offer and sell the Contracts are to be appropriately licensed and/or appointed to comply with the state insurance laws;

           (vi) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a violation of any of the provisions of or default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Company is a party or by which Company is bound (including Company's Charter or By-laws as a stock life insurance company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Company or any of its properties);

           (vii) There is no consent, approval, authorization or order of any court or governmental agency or body required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the Exchange Act or state insurance or securities laws in connection with the distribution of the Contracts; and

           (viii) There are no material legal or governmental proceedings pending to which Company or the Separate Account is a party or of which any property of Company or the Separate Account is the subject (other than as set forth in the Prospectus relating to the Contracts, or litigation incidental to the kind of business conducted by the Company) which, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the financial position, surplus or operations of Company.

     (b)   Principal Underwriter represents and warrants to Company that:

           (i) It is a broker-dealer duly registered with the Commission pursuant to the Exchange Act, is a member in good standing of the NASD, and is in compliance with the securities laws in those states in which it conducts business as a broker-dealer;

           (ii) As a principal underwriter, it shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by the Company to be authorized insurance agents, unless such persons are exempt from licensing and appointment requirements;

           (iii) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Principal Underwriter is a party or by which Principal Underwriter is bound (including the Certificate of Incorporation or By-laws of Principal Underwriter or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either Principal Underwriter or its property); and

           (iv) To the extent that any statements made in the Registration Statement, or any amendments or supplements thereto, are made in reliance upon and in conformity with written information furnished to Company by Principal Underwriter expressly for use therein, such statements will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.   BOOKS AND RECORDS

     (a) Principal Underwriter shall keep, in a manner and form approved by Company and in accordance with Rules 17a-3 and 17a-4 under the Exchange Act, correct records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Company with respect to its activities under this Agreement. Principal Underwriter shall make such records and books of account available for inspection by the Commission, the NASD, and all other regulatory bodies having jurisdiction, and Company shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

     (b) Subject to applicable Commission or NASD restrictions, Company will send confirmations of Contract transactions to Contract Owners. Company will make such confirmations and records of transactions available to Principal Underwriter upon request. Company will also maintain Contract Owner records on behalf of Principal Underwriter to the extent permitted by applicable securities laws.

4.   SALES MATERIALS

     (a) After authorization to commence the activities contemplated herein, Principal Underwriter will utilize the currently effective prospectus relating to the subject Contracts in connection with its underwriting, marketing and distribution efforts. As to other types of sales material, Principal Underwriter hereby agrees and will require any participating or selling broker-dealers to agree that they will use only sales materials which have been authorized for use by Company, which conform to the requirements of federal and state securities laws and regulations and state insurance laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities, including the NASD.

     (b) Principal Underwriter will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution of any Contract if, to the knowledge of Principal Underwriter, any of the foregoing misstates the duties, obligation or liabilities of Company or Principal Underwriter.

5.   COMPENSATION

     (a) Company agrees to pay Principal Underwriter for direct expenses incurred on behalf of Company. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Company.

     (b) Principal Underwriter shall present to Company a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

6.   PURCHASE PAYMENTS

Principal Underwriter shall arrange that all purchase payments collected on the sale of the Contracts are promptly and properly transmitted to Company for immediate allocation to the Separate Account in accordance with the Investment Company Act and rules and regulations thereunder, the procedures of Company and the directions furnished by the purchasers of such Contracts at the time of purchase.

7.   UNDERWRITING TERMS

     (a) Principal Underwriter makes no representations or warranties regarding the number of Contracts to be sold by licensed broker-dealers and registered representatives of broker-dealers or the amount to be paid thereunder. Principal Underwriter does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there is an effective registration statement with the Commission.

     (b) Principal Underwriter will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives (who also are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

     (c) It is understood and agreed that Principal Underwriter may render similar services to other companies in the distribution of other variable contracts.

     (d) The Company will use its best efforts to assure that the Contracts are continuously registered under the Securities Act (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

     (e) The Company reserves the right at any time to suspend or limit the public offering of the subject Contracts upon one day's written notice to Principal Underwriter.

8.   LEGAL AND REGULATORY ACTIONS

     (a)   The Company agrees to advise Principal Underwriter immediately of:

           (i) any request by the Commission for amendment of the Registration Statement or for additional information relating to the Contracts;

           (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

           (iii) the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

     (b) Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

     (c) During any legal action or inquiry, Company will furnish to Principal Underwriter such information with respect to the Separate Account and Contracts in such form and signed by such of its officers as Principal Underwriter may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

9.   TERMINATION

     (a)   This Agreement will terminate automatically upon its assignment.

     (b) This Agreement shall terminate without the payment of any penalty by either party upon sixty (60) days' advance written notice.

     (c) This Agreement shall terminate at the option of the Company upon institution of formal proceedings against Principal Underwriter by the NASD or by the Commission, or if Principal Underwriter or any representative thereof at any time:

           (i) employs any device, scheme, artifice, statement or omission to defraud any person;

           (ii) fails to account and pay over promptly to the Company money due it according to the Company's records; or

           (iii)  violates the conditions of this Agreement.

10.  INDEMNIFICATION

The Company agrees to indemnify Principal Underwriter for any liability that it may incur to a Contract owner or party-in-interest under a Contract:

     (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or

     (b) arising out of the purchase, retention or surrender of a contract; provided, however, that the Company will not indemnify Principal Underwriter for any such liability that results from the willful misfeasance, bad faith or gross negligence of Principal Underwriter or from the reckless disregard by such Principal Underwriter of its duties and obligations arising under this Agreement.

11.  GENERAL PROVISIONS

     (a)   This Agreement shall be subject to the laws of the State of Nebraska.

     (b) This Agreement, along with any Schedules attached hereto and incorporated herein by reference, may be amended from time to time by the mutual agreement and consent of the undersigned parties.

     (c) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in way be affected or impaired thereby.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of November 25, 1998.

LINCOLN BENEFIT LIFE COMPANY
(and LINCOLN BENEFIT LIFE COMPANY VARIABLE UNIVERSAL LIFE ACCOUNT)

BY:  /s/ B. Eugene Wraith
    ----------------------------------
    President & Chief Operating Officer

ALLSTATE LIFE FINANCIAL SERVICES, INC.

BY:  /s/ John R. Hunter
    ----------------------------------
    President

                             UNDERWRITING AGREEMENT

                                  ATTACHMENT A

       "CONTRACTS"                                          FORM #
       -----------                                          ------
       Investor's Select                                    VAP 9390
       Consultant                                           VAP 9800

Exhibit 10.7

                        PRINCIPAL UNDERWRITING AGREEMENT

     THIS AGREEMENT, is entered into on this 25th day of November, 1998, by and among LINCOLN BENEFIT LIFE COMPANY, ("LBL" or "Company") a life insurance company organized under the laws of the State of Nebraska, on its own and on behalf of the VARIABLE ANNUITY ACCOUNT (A) ("Separate Account"), a separate account established pursuant to the insurance laws of the State of Nebraska, and ALLSTATE LIFE FINANCIAL SERVICES, INC., ("Principal Underwriter"), a corporation organized under the laws of the state of Delaware.

                                   WITNESSETH:

     WHEREAS, Company proposes to issue to the public certain flexible premium deferred variable annuity contracts identified in the Attachment A ("Contracts"); and

     WHEREAS, Company, by resolution adopted on August 3, 1992, established the Separate Account for the purpose of issuing the Contracts; and

     WHEREAS, the Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended, ("Investment Company Act") (File No. 811-7924); and

     WHEREAS, the Contracts to be issued by Company are registered with the Commission under the Securities Act of 1933, as amended, ("Securities Act") (File No. 33-66786, 333-50545, 333-59765, 333-50736, 333-59765) for offer and sale to the public and otherwise are in compliance with all applicable laws; and

     WHEREAS, Principal Underwriter, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"), proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said Contracts; and

     WHEREAS, Company desires to obtain the services of Principal Underwriter as an underwriter and distributor of said Contracts issued by Company through the Separate Account;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the Company, the Separate Account, and the Principal Underwriter hereby agree as follows:

1.   AUTHORITY AND DUTIES

     (a) Principal Underwriter will serve as an underwriter and distributor on an agency basis for the Contracts which will be issued by the Company through the Separate Account.

     (b) Principal Underwriter will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers on a continuing basis. However, Principal Underwriter shall be responsible for compliance with the requirements of state broker-dealer regulations and the Exchange Act as each applies to Principal Underwriter in connection with its duties as distributor of said Contracts. Moreover, Principal Underwriter shall conduct its affairs in accordance and compliance with the NASD Conduct Rules.

     (c) Subject to agreement with the Company, Principal Underwriter may enter into selling agreements with broker-dealers which are registered under the Exchange Act and/or authorized by applicable law or exemptions to sell variable annuity contracts issued by Company through the Separate Account. Any such contractual arrangement is expressly made subject to this Agreement, and Principal Underwriter will at all times be responsible to Company for supervision of compliance with the federal securities laws regarding distribution of Contracts.

2.   WARRANTIES

     (a)   The Company represents and warrants to Principal Underwriter that:

           (i) Registration Statements on Form N-4 and S1 of the Contracts identified in Attachment A have been filed with the Commission in the form previously delivered to Principal Underwriter and that copies of any and all amendments thereto will be forwarded to Principal Underwriter at the time that they are filed with Commission;

           (ii) The Registration Statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act and the Investment Company Act, and the rules and regulations of the Commission under such Acts, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to Company by Principal Underwriter expressly for use therein;

           (iii) The Company is validly existing as a stock life insurance company in good standing under the laws of the State of Nebraska, with power to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business;

           (iv) The Contracts to be issued by the Company through the Separate Account and offered for sale by Principal Underwriter on behalf of the Company hereunder have been duly and validly authorized and, when issued and delivered with payment therefore as provided herein, will be duly and validly issued and will conform to the description of such Contracts contained in the Prospectuses relating thereto;

           (v) Those persons who offer and sell the Contracts are to be appropriately licensed and/or appointed to comply with the state insurance laws;

           (vi) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a violation of any of the provisions of or default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Company is a party or by which Company is bound (including Company's Charter or By-laws as a stock life insurance company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Company or any of its properties);

           (vii) There is no consent, approval, authorization or order of any court or governmental agency or body required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the Exchange Act or state insurance or securities laws in connection with the distribution of the Contracts; and

           (viii) There are no material legal or governmental proceedings pending to which Company or the Separate Account is a party or of which any property of Company or the Separate Account is the subject (other than as set forth in the Prospectus relating to the Contracts, or litigation incidental to the kind of business conducted by the Company) which, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the financial position, surplus or operations of Company.

     (b)   Principal Underwriter represents and warrants to Company that:

           (i) It is a broker-dealer duly registered with the Commission pursuant to the Exchange Act, is a member in good standing of the NASD, and is in compliance with the securities laws in those states in which it conducts business as a broker-dealer;

           (ii) As a principal underwriter, it shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by the Company to be authorized insurance agents, unless such persons are exempt from licensing and appointment requirements;

           (iii) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Principal Underwriter is a party or by which Principal Underwriter is bound (including the Certificate of Incorporation or By-laws of Principal Underwriter or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either Principal Underwriter or its property); and

           (iv) To the extent that any statements made in the Registration Statement, or any amendments or supplements thereto, are made in reliance upon and in conformity with written information furnished to Company by Principal Underwriter expressly for use therein, such statements will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.   BOOKS AND RECORDS

     (a) Principal Underwriter shall keep, in a manner and form approved by Company and in accordance with Rules 17a-3 and 17a-4 under the Exchange Act, correct records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Company with respect to its activities under this Agreement. Principal Underwriter shall make such records and books of account available for inspection by the Commission, the NASD, and all other regulatory bodies having jurisdiction, and Company shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

     (b) Subject to applicable Commission or NASD restrictions, Company will send confirmations of Contract transactions to Contract Owners. Company will make such confirmations and records of transactions available to Principal Underwriter upon request. Company will also maintain Contract Owner records on behalf of Principal Underwriter to the extent permitted by applicable securities laws.

4.   SALES MATERIALS

     (a) After authorization to commence the activities contemplated herein, Principal Underwriter will utilize the currently effective prospectus relating to the subject Contracts in connection with its underwriting, marketing and distribution efforts. As to other types of sales material, Principal Underwriter hereby agrees and will require any participating or selling broker-dealers to agree that they will use only sales materials which have been authorized for use by Company, which conform to the requirements of federal and state securities laws and regulations and state insurance laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities, including the NASD.

     (b) Principal Underwriter will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution of any Contract if, to the knowledge of Principal Underwriter, any of the foregoing misstates the duties, obligation or liabilities of Company or Principal Underwriter.

5.   COMPENSATION

     (a) Company agrees to pay Principal Underwriter for direct expenses incurred on behalf of Company. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Company.

     (b) Principal Underwriter shall present to Company a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

6.   PURCHASE PAYMENTS

Principal Underwriter shall arrange that all purchase payments collected on the sale of the Contracts are promptly and properly transmitted to Company for immediate allocation to the Separate Account in accordance with the Investment Company Act and rules and regulations thereunder, the procedures of Company and the directions furnished by the purchasers of such Contracts at the time of purchase.

7.   UNDERWRITING TERMS

     (a) Principal Underwriter makes no representations or warranties regarding the number of Contracts to be sold by licensed broker-dealers and registered representatives of broker-dealers or the amount to be paid thereunder. Principal Underwriter does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there is an effective registration statement with the Commission.

     (b) Principal Underwriter will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives (who also are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

     (c) It is understood and agreed that Principal Underwriter may render similar services to other companies in the distribution of other variable contracts.

     (d) The Company will use its best efforts to assure that the Contracts are continuously registered under the Securities Act (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

     (e) The Company reserves the right at any time to suspend or limit the public offering of the subject Contracts upon one day's written notice to Principal Underwriter.

8.   LEGAL AND REGULATORY ACTIONS

     (a)   The Company agrees to advise Principal Underwriter immediately of:

           (i) any request by the Commission for amendment of the Registration Statement or for additional information relating to the Contracts;

           (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

           (iii) the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

     (b) Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

     (c) During any legal action or inquiry, Company will furnish to Principal Underwriter such information with respect to the Separate Account and Contracts in such form and signed by such of its officers as Principal Underwriter may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

9.   TERMINATION

     (a)   This Agreement will terminate automatically upon its assignment.

     (b) This Agreement shall terminate without the payment of any penalty by either party upon sixty (60) days' advance written notice.

     (c) This Agreement shall terminate at the option of the Company upon institution of formal proceedings against Principal Underwriter by the NASD or by the Commission, or if Principal Underwriter or any representative thereof at any time:

           (i) employs any device, scheme, artifice, statement or omission to defraud any person;

           (ii) fails to account and pay over promptly to the Company money due it according to the Company's records; or

           (iii)  violates the conditions of this Agreement.

10.  INDEMNIFICATION

The Company agrees to indemnify Principal Underwriter for any liability that it may incur to a Contract owner or party-in-interest under a Contract:

     (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or

     (b) arising out of the purchase, retention or surrender of a contract; provided, however, that the Company will not indemnify Principal Underwriter for any such liability that results from the willful misfeasance, bad faith or gross negligence of Principal Underwriter or from the reckless disregard by such Principal Underwriter of its duties and obligations arising under this Agreement.

11.  GENERAL PROVISIONS

     (a)   This Agreement shall be subject to the laws of the State of Nebraska.

     (b) This Agreement, along with any Schedules attached hereto and incorporated herein by reference, may be amended from time to time by the mutual agreement and consent of the undersigned parties.

     (c) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in way be affected or impaired thereby.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of November 25, 1998.

LINCOLN BENEFIT LIFE COMPANY
(and LINCOLN BENEFIT LIFE COMPANY VARIABLE ANNUITY ACCOUNT)

BY:  /s/ B. Eugene Wraith
    -----------------------------------
    President & Chief Operating Officer


ALLSTATE LIFE FINANCIAL SERVICES, INC.

BY:  /s/ John R. Hunter
    -----------------------------------
      President

                             UNDERWRITING AGREEMENT

                                  ATTACHMENT A

            "CONTRACTS"                                 FORM #
            ----------                                ----------
            Investor's Select                           VAP 9330
            Consultant I                                VAP 9830
            Consultant II                               VAP 9840

Exhibit 10.8

                              REINSURANCE AGREEMENT

                                   between the

                 LINCOLN BENEFIT LIFE COMPANY, Lincoln, Nebraska

                           hereinafter "LINCOLN", and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois

                             hereinafter "ALLSTATE"


                                   Article I.

                              BASIS OF REINSURANCE

1. One-hundred percent (100%) of the net benefits (defined in Article II, Paragraph 1), under all eligible policies (defined in Schedule A) of LINCOLN, will be reinsured with ALLSTATE.

2. This reinsurance will be ceded to ALLSTATE on an automatic coinsurance basis.

3. In no event will reinsurance under this Agreement be in force unless the corresponding policy issued by LINCOLN or the reinsurance accepted by LINCOLN is in force.


                                   Article II.

                              REINSURANCE BENEFITS

1.   Net benefits are defined as follows:

     (a) For a policy issued directly by LINCOLN and reinsured under this Agreement, net benefits are the actual amounts payable by LINCOLN to the policyholder, less any amounts payable to LINCOLN by another reinsurer with respect to the policy. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, coupons, dividends, surrender benefits, payments on supplementary contracts with and without life contingencies, and dividend and coupon accumulations.

     (b) For reinsurance accepted by LINCOLN and retroceded under this Agreement, net benefits are the actual amounts payable by LINCOLN to the ceding company with respect to the policy reinsured by LINCOLN. These payments will include commissions and expense allowances on reinsurance accepted.

2. For policies issued directly or for reinsurance accepted by LINCOLN on or prior to the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin on the first day following the Agreement's Effective Date. This liability will include net benefits incurred on or prior to the Effective Date of this Agreement, but not paid until after the Agreement's Effective Date.

3. For policies issued directly or for reinsurance accepted by LINCOLN after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of LINCOLN and will include any liability LINCOLN may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

4. ALLSTATE's liability under this Agreement will continue as long as LINCOLN remains liable on the underlying coverage, and will terminate simultaneously with LINCOLN's termination of liability.

                                  Article III.

                                RESERVE TRANSFERS

1. On or before the Effective Date of this Agreement, LINCOLN shall pay to ALLSTATE ten million dollars ($10,000,000) in cash.

2. Within ninety (90) days following the Effective Date of this Agreement, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to [(a)-(b)-(c)] x [1+(d)(e)/365], where (a) through (e) are as defined below. The transferred assets will include all policy loans held by LINCOLN as of the Effective Date of this Agreement.

     (a) Net statutory reserves determined as the portion of the following items (i) through (xvii), minus items (xviii) through (xx) attributable to the policies ceded to ALLSTATE under this Agreement. The applicable portion of these items will be calculated as of the Effective Date of this Agreement and will be based on the corresponding items from LINCOLN's statutory financial statement as filed with the Nebraska Insurance Department.

     ITEM      NAIC STATEMENT REFERENCE*                                         DESCRIPTION
     ----      -------------------------                  ---------------------------------------------------------
     (i)       Page 3, Line 1                             Aggregate reserve for life policies and contracts

     (ii)      Page 3, Line 2                             Aggregate reserve for A & H policies and contracts

     (iii)     Page 3, Line 3                             Supplementary contracts without life contingencies

     (iv)      Page 3, Lines 4.1 & 4.2                    Policy and contract claims

     (v)       Page 3, Line 5                             Policyholders' dividends and coupon accumulations

     (vi)      Page 3, Line 6                             Policyholders' dividends and coupons due and unpaid

     (vii)     Page 3, Lines 7.1, 7.2, & 7.3              Provision for policyholders' dividends and coupons payable in following calendar year

     (viii)    Page 3, Line 8                             Amount provisionally held for deferred dividend policies

     (ix)      Page 3, Line 9                             Premium and annuity considerations received in advance

     (x)       Page 3, Line 10                            Liability for premiums and other deposit funds

     (xi)      Page 3, Lines 11.1, 11.2, 11.3 & 11.4      Policy and contract liabilities not included elsewhere

     (xii)     Page 3, Line 12                            Liability for index policies

     (xiii)    Page 3, Line 13                            Commissions to agents due or accrued

     (xiv)     Page 3, Line 13A                           Commissions and expense allowances payable on reinsurance
                                                          assumed

     (xv)      Page 3, Line 14                            General expenses due or accrued

     (xvi)     Page 3, Line 15                            Taxes, licenses and fees due or accrued (excluding FIT)

* References herein are to the 1985 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

     ITEM      NAIC STATEMENT REFERENCE*                                        DESCRIPTION
     ----      -------------------------                 -----------------------------------------------------------
     (xvii)    Page 3, Line 16                           Cost of collection on premiums and annuity considerations
                                                         deferred and uncollected in excess of total loading

     (xviii)   Page 2, Lines 11.1, 11.2, 11.3 & 11.4     Reinsurance ceded (amounts due)

     (xix)     Page 2, Line 17                           Life insurance premiums and annuity considerations deferred and uncollected

     (xx)      Page 2, Line 18                           Accident and health premiums due and unpaid

     (b)  An initial ceding commission of five million dollars ($5,000,000).

     (c)  The amount transferred under Article III, Paragraph 1.

     (d) The annual rate of interest appearing on LINCOLN's statutory financial statement (NAIC Statement Reference*: Exhibit 2, Line 8) as filed with the Nebraska Insurance Department as of the Effective Date of this Agreement.

     (e) The number of days between the Effective Date of this Agreement and the date when payment is made.

* References herein are to the 1985 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

3. Within thirty (30) days following the filing of ALLSTATE's 1986 Federal Income Tax return, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to 0.368 x [(a)-(b)], where (a) and (b) are as defined below.

     (a) Net statutory reserves on the Effective Date of this Agreement as calculated under Article III, Paragraph 2, Item (a).

     (b) Net tax reserves on the Effective Date of this Agreement for the items listed in Article III, Paragraph 2, Item (a), as revalued for purposes of calculating the 1986 Federal Income Tax liability.

4. Within ninety (90) days following the recapture by LINCOLN of any business ceded to another reinsurer, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to (a) x [1+(b)(c)/365], where (a) through (c) are as defined below.

     (a)  Net Statutory reserves, as defined in Article III, Paragraph 2, Item
          (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the month following the Date of Recapture.

     (b) The annual rate of interest appearing on LINCOLN's statutory financial statement (NAIC Statement Reference*: Exhibit 2, Line 8) as filed with the Nebraska Insurance Department as of the end of the calendar year immediately preceding the Date of Recapture.

     (c) The number of days between the end of the month following the Date of Recapture and the date when payment is made.

* References herein are to the 1985 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement on or after the Effective Date.

                                   Article IV.

                               MONTHLY SETTLEMENTS

1. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, LINCOLN shall pay to ALLSTATE, with respect to eligible policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) Item (a) below less the sum of Items (b) and
     (c) below.

     (a) Gross premiums (direct and reinsurance) collected by LINCOLN during the month.

     (b)  Gross premiums refunded by LINCOLN during the month to policyholders.

     (c) Reinsurance premiums paid by LINCOLN during the month to reinsurers other than ALLSTATE.

2. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall pay to LINCOLN a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c) and (d) below.

     (a) Net benefits (as defined in Article II, Paragraph 1) paid by LINCOLN with respect to the policies ceded under this Agreement.

     (b) Commissions and other sales compensation paid by LINCOLN with respect to the policies ceded under this Agreement.

     (c) General insurance expenses paid by LINCOLN with respect to the policies ceded under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) paid by LINCOLN with respect to the policies ceded under this Agreement.

3. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall pay to LINCOLN a ceding commission equal to (or the accounting equivalent of) the sum of Items (a) and (b) below.

     (a) Eight-hundredths of one percent (.08%) of the net statutory reserves, as defined in Article III, Paragraph 2, Item (a), attributable to the policies ceded under this Agreement as of the end of the calendar month immediately preceding the date of the monthly payment.

     (b) Six cents ($.06) per thousand dollars of life insurance in force attributable to the policies ceded under this Agreement as of the end of the calendar month immediately preceding the date of the monthly payment.

                                   Article V.

                                   OVERSIGHTS

     ALLSTATE shall be bound as LINCOLN is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LINCOLN or ALLSTATE, both LINCOLN and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.


                                   Article VI.

                                 POLICY CHANGES

     If any change is made in coverage reinsured under this Agreement, LINCOLN shall notify ALLSTATE.


                                  Article VII.

                                    RECAPTURE

1. If a policy reinsured under this Agreement becomes ineligible for reinsurance (as specified in Schedule A) because of a policy change or the passing of a policy anniversary, the policy will be immediately recaptured by LINCOLN.

2.   LINCOLN shall notify ALLSTATE of any such recapture.

3. Upon receiving notice of recapture, ALLSTATE shall pay to LINCOLN an amount equal to the net statutory reserves associated with the recaptured policy. This amount will be determined in accordance with the formula defined in
     Article III, Paragraph 1, Item (a), as of the end of the month following the date of recapture.


                                  Article VIII.

                              INSPECTION OF RECORDS

     LINCOLN and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the policies reinsured under this Agreement.

                                   Article IX.

                                   INSOLVENCY

     In the event of the insolvency of LINCOLN, reinsurance hereunder is payable by Allstate on the basis of its liability hereunder without diminution because of the insolvency of LINCOLN. It is further agreed, that, in the event of the insolvency of LINCOLN, the liquidator, receiver or statutory successor of the insolvent LINCOLN shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent LINCOLN on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LINCOLN or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LINCOLN as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LINCOLN solely as a result of the defense undertaken by ALLSTATE.


                                   Article X.

                                   ARBITRATION

     Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty (20) days from receipt of notice from one party that an arbitrator has been appointed, the other party will also name an arbitrator. The two arbitrators will choose a third arbitrator and will forthwith notify the contracting parties of such choice. Each arbitrator should be an officer of a life insurance company. The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities. The decision of the arbitrators will be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration will take place at the Home Office of LINCOLN, unless some other location is mutually agreed upon.

                                   Article XI.

                              PARTIES TO AGREEMENT

     This Agreement is solely between LINCOLN and ALLSTATE. The acceptance of reinsurance hereunder does not create any right or legal relation whatever between ALLSTATE and any party in interest under any policy reinsured hereunder.

                                  Article XII.

                              DURATION OF AGREEMENT

     This Agreement will be effective as of December 31, 1986, and will be unlimited as to its duration but may be terminated at any time insofar as it pertains to the handling of new business by either party giving sixty
     (60) days written notice of termination.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the date shown below.

LINCOLN BENEFIT LIFE COMPANY of Lincoln, Nebraska on 12/26, 1986

By:    /s/ Fred H. Jonske
       -----------------------------------------

Title: President
       ---------------------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois on December, 24, 1986

By:    /s/ Paul J. Overberg
       -----------------------------------------

Title: Senior Vice President and Chief Actuary
       ---------------------------------------

                              REINSURANCE AGREEMENT

                                   between the

                 LINCOLN BENEFIT LIFE COMPANY, Lincoln, Nebraska

                            hereinafter "LINCOLN" and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois

                             hereinafter "ALLSTATE"


                                   Schedule A

                        ELIGIBLE AND INELIGIBLE POLICIES

1. This Agreement covers all eligible policies in force in LINCOLN on the Effective Date of this Agreement, all eligible policies issued directly by LINCOLN after the Effective Date of this Agreement, and all reinsurance accepted by LINCOLN before and after the Effective Date of this Agreement.

     Eligible policies include:

     (a) All ordinary, group and credit coverages not defined as ineligible in Schedule A, Paragraph 2;

     (b) All life insurance, A & H insurance, annuities and supplemental benefits not defined as ineligible in Schedule A, Paragraph 2; and

     (c) All policies, certificates and supplementary contracts with and without life contingencies not defined as ineligible in Schedule A, Paragraph 2.

2.   Ineligible policies are defined as follows:

     (a) Ordinary permanent limited-pay life insurance policies which under the terms of the policies have premium paying periods greater than one year and which have been fully paid-up as a result of the expiration of their premium paying period; and

     (b) Ordinary permanent life insurance policies which have become fully paid-up as a result of the exercise of the reduced paid-up nonforfeiture option.

                                  AMENDMENT #1

            TO THE REINSURANCE AGREEMENT EFFECTIVE DECEMBER 31, 1986

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN, NEBRASKA
                             (HEREINAFTER "LINCOLN")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

1. Article III, Paragraph 2 of the above mentioned reinsurance agreement is hereby amended to read, in its entirety:

     Within one-hundred and eighty (180) days following the Effective Date of this Agreement, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to (a) less the sum of (b) and (c), where (a), (b) and (c) are as defined below. LINCOLN shall also pay to ALLSTATE interest on this amount; such amount being equal to the sum of (d) and (e), as defined below.

     (a) Net statutory reserves determined as the portion of the following items (i) through (xiii), minus items (xiv) through (xvi) attributable to the policies ceded to ALLSTATE under this Agreement. The applicable portion of these items will be calculated as of the Effective Date of this Agreement and will be based on the corresponding items from LINCOLN's statutory financial statement as filed with the Nebraska Insurance Department.

                      REFERENCE*
          ITEM      NAIC STATEMENT                               DESCRIPTION
          ----      --------------             ------------------------------------------------
          (i)       Page 3, Line 1             Aggregate reserve for life policies and contracts

          (ii)      Page 3, Line 2             Aggregate reserve for A & H policies and contracts

          (iii)     Page 3, Line 3             Supplementary contracts without life contingencies

          (iv)      Page 3, Lines 4.1 & 4.2    Policy and contract claims

          (v)       Page 3, Line 5             Policyholders' dividends and coupon accumulations

                      REFERENCE*
          ITEM      NAIC STATEMENT                                       DESCRIPTION
          ----      --------------                    ---------------------------------------------------
          (vi)      Page 3, Line 6                    Policyholders' dividends and coupons due and unpaid

          (vii)     Page 3, Lines 7.1, 7.2 & 7.3      Provision for policyholders' dividends and coupons
                                                      payable in following calendar year

          (viii)    Page 3, Line 8                    Amount provisionally held for deferred dividend
                                                      policies

          (ix)      Page 3, Line 9                    Premium and annuity considerations received in
                                                      advance

          (x)       Page 3, Line 10.1, 10.2 & 10.3    Liability for premiums and other deposit funds

          (xi)      Page 3, Line 11.1, 11.2 & 11.3    Policy and contract liabilities not included
                                                      elsewhere

          (xii)     Page 3, Line 15                   Cost of collection on premiums and annuity
                                                      considerations deferred and uncollected in excess of
                                                      total loading

          (xiii)    Page 3, Line 25                   Aggregate write-ins for liabilities (liability for
                                                      only indexed policies and reinsurance premiums
                                                      payable)

          (xiv)     Page 2, Line 11.1, 11.2 & 11.3    Reinsurance ceded (amounts due)

          (xv)      Page 2, Line 14                   Life insurance premiums and annuity considerations
                                                      deferred and uncollected

          (xvi)     Page 2, Line 15                   Accident and health premiums due and unpaid

     (b)  An initial ceding commission of five million dollars ($5,000,000).

     (c)  The amount transferred under Article III, Paragraph 1.

     (d) All interest payments, dividend payments and mortgage payments received by LINCOLN, between the Effective Date of this Agreement and the date of asset transfer, on the assets transferred.

     (e) Interest on cash transferred at an effective rate of six percent (6%) per annum, compounded daily, from the Effective Date of this Agreement to the date of asset transfer.

     * References herein are to the 1986 NAIC Statutory Statement. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement after the Effective Date.

2. Article III, Paragraph 3 of the above mentioned reinsurance agreement is hereby amended to read, in its entirety:

     Within sixty (60) days following the filing of ALLSTATE's 1986 Federal Income Tax return, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to 0.368 X [(a)-(b)], where (a) and (b) are as defined below.

     (a) Net statutory reserves on the Effective Date of this Agreement as calculated under Article III, Paragraph 2, Item (a).

     (b) Net tax reserves on the Effective Date of this Agreement for the items listed in Article III, Paragraph 2, Item (a), as revalued for purposes of calculating the 1986 Federal Income Tax liability.

3. A paragraph, labelled Article III, Paragraph 5, is hereby inserted into the above mentioned reinsurance agreement. The paragraph shall read, in its entirety:

     With sixty (60) days following the filing of an ALLSTATE Federal Income Tax return for a year in which there was a recapture by LINCOLN of any business ceded to another reinsurer, LINCOLN shall pay to ALLSTATE assets with statutory book value equal to the product of the then current Federal Income Tax rate applicable to ALLSTATE and the amount (a)-(b), where (a) and (b) are as defined below.

     (a)  Net statutory reserves, as defined in Article III, Paragraph 2, Item
          (a), attributable to the policies so recaptured. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

     (b) Net tax reserves for the items listed in Article III, Paragraph 2, Item (a), attributable to the policies so recaptured and as revalued for purposes of calculating ALLSTATE's Federal Income Tax liability. The applicable portion of these items will be calculated as of the end of the calendar year following the date of recapture.

4. Article IV, Paragraph 2 of the above mentioned reinsurance agreement is hereby amended to read, in its entirety:

     Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall pay to LINCOLN a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c) and (d) below:

     (a) Net benefits (as defined in Article II, Paragraph 1) paid by LINCOLN with respect to the policies ceded under this Agreement.

     (b) Commissions and other sales compensation incurred by LINCOLN with respect to the policies ceded under this Agreement.

     (c) General insurance expenses incurred by LINCOLN with respect to the policies ceded under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by LINCOLN with respect to the policies ceded under this Agreement.

5. Article IV, Paragraph 3, of the above mentioned reinsurance agreement is hereby deleted, in its entirety, from the agreement.

6. Article VII, Paragraph 3 of the above mentioned reinsurance agreement is hereby amended to read, in its entirety:

     Upon receiving notice of recapture, ALLSTATE shall pay to LINCOLN an amount equal to the net statutory reserves associated with the recaptured policy. This amount will be determined in accordance with the formula defined in
     Article III, Paragraph 2, Item (a), as of the end of the month following the date of recapture.

7. This Amendment shall become effective on January 1, 1987. This Amendment shall be subject to all the terms and conditions of the Reinsurance Agreement of which it is a part which do not conflict with the terms hereof.


IN WITNESS HEREOF, the parties to this Amendment have caused it to be duly executed in duplicate by their respective officers on the date shown below.

LINCOLN BENEFIT LIFE COMPANY of Lincoln, Nebraska

By   /s/ Fred H. Jonske
     -------------------------------
       Fred H. Jonske

Title  President
       -----------------------------
Date   10/16/87
       -----------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By   /s/ Joseph A. Haas
     -------------------------------
Title  Vice President and Controller
       -----------------------------
Date   October 22, 1987
       -----------------------------

                                 AMENDMENT NO. 2
                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1986
                                     BETWEEN
                          LINCOLN BENEFIT LIFE COMPANY
                                       AND
                         ALLSTATE LIFE INSURANCE COMPANY

          WHEREAS, Lincoln Benefit Life Company desires to cede, and Allstate Life Insurance Company desires to reinsure policy loans on the policies reinsured under the Reinsurance Agreement;

          NOW THEREFORE, the Reinsurance Agreement is hereby amended by amending Paragraphs 1 & 2 of Article IV, to read as follows:

          1. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, LINCOLN shall pay to ALLSTATE, with respect to eligible policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Item (a) plus (b) below, less the sum of Items (c) and
               (d) below.

               (a) Gross premiums (direct and reinsurance) collected by LINCOLN during the month.

               (b) Policy loan repayments collected by LINCOLN during the month with respect to the policies ceded under this Agreement.

               (c) Gross premiums refunded by LINCOLN during the month to policyholders.

               (d) Reinsurance premiums paid by LINCOLN during the month to reinsurers other than ALLSTATE.

          2. Within thirty (30) days following the end of each calendar month in which this Agreement is in effect, ALLSTATE shall by to LINCOLN a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d) and (e) below.

               (a)  Net benefits (as defined in Article II, Paragraph
                    1) paid by LINCOLN with respect to the policies ceded under this Agreement.

               (b) Commissions and other sales compensation insurred by LINCOLN with respect to the policies ceded under this Agreement.

               (c) General insurance expenses incurred by LINCOLN with respect to the policies ceded under this Agreement.

               (d)  Insurance taxes, licenses and fees (excluding
                    Federal Income Tax) incurred by LINCOLN with respect to the policies ceded under this Agreement.

               (e) Policy loan distributions to policyholders incurred by LINCOLN with respect to the policies ceded under this Agreement.

          This Amendment shall be effective as of September 1, 1990.

          IN WITNESS WHEREOF, the parties to this Amendment have caused their respective officers to execute this Amendment on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY

BY:     /s/ Robert E. Rich
       ----------------------------
TITLE:  Vice President Actuary
       ----------------------------
DATE:   December 13, 1990
       ----------------------------

ALLSTATE LIFE INSURANCE COMPANY

BY:     /s/ Barry S. Paul
       ----------------------------
TITLE:  Assistant Vice President &
        Corporate Actuary
       ----------------------------
DATE:   December 13, 1990
       ----------------------------

                                  AMENDMENT #3

                          to the Reinsurance Agreement

                                     between

                 LINCOLN BENEFIT LIFE COMPANY, Lincoln, Nebraska
                             (hereinafter "LINCOLN")

                                       and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois
                            (hereinafter "ALLSTATE")

     IT IS HEREBY AGREED that the Reinsurance Agreement effective December 31, 1986, between LINCOLN and ALLSTATE (hereinafter "Coinsurance Agreement"), is amended as follows:

     1. Article II, paragraphs 1(a) and 3 of the Coinsurance Agreement are amended as set out below:

          1.   Net benefits are defined as follows:

               (a) For an application received, or a policy issued, directly by LINCOLN and reinsured under this Agreement, net benefits are the actual amounts payable by LINCOLN to the policyholder, less any amounts payable to LINCOLN by another reinsurer with respect to the policy. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, coupons, dividends, surrender benefits, payments on supplementary contracts with and without life contingencies, and dividend and coupon accumulations.

          3. With respect to applications received, or policies issued, directly or for reinsurance accepted by LINCOLN after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of LINCOLN and will include any liability LINCOLN may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

     2. Article IV, paragraph 2(c) is amended to include the following sentence:

               The amount of general expenses to be allocated under this Coinsurance Agreement will be based on the average number of premium paying policies inforce divided by the total of the average number of premium paying policies in force plus one-half of the average number of paid-up policies inforce times the total general expenses.

     3.   Article IV 1(a) is amended to read as follows:

               (a) Gross premiums (direct and reinsurance) and amounts representing funds left with LINCOLN by beneficiaries and reported by LINCOLN under "Amounts withheld or retained as agent or trustee" on page 3 of the Annual Statement collected by LINCOLN during the month.

     This Amendment shall be effective as of September 1, 1993, and shall supercede Amendment #3 effective on December 1, 1993 and signed by LINCOLN on December 28, 1993 and ALLSTATE on January 3, 1994.

IN WITNESS HEREOF, the parties to this Amendment have caused it to be duly executed in duplicate by their respective officers on the date shown below.

LINCOLN BENEFIT LIFE COMPANY of Lincoln, Nebraska

By     /s/ Robert E. Rich
       ----------------------------
Title  Sr. Vice President
       Chief Actuary & Treasurer
       ----------------------------
Date   October 11, 1995
       ----------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By     /s/ C. Nelson Strom
       ----------------------------
Title  AVP
       ----------------------------
Date   10/16/95
       ----------------------------

                              AMENDMENT # 4 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN, NEBRASKA
                               (HEREINAFTER "LBL")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

WHEREAS, LBL and Allstate entered into a Reinsurance Agreement effective December 31, 1986 (hereinafter "Coinsurance Agreement"); and

WHEREAS, LBL and Allstate desire to amend the Agreement as stated below.

NOW THEREFORE, the Agreement is hereby amended as follows:

     1.) Article III Section 2, is amended by deleting the last sentence of both footnotes and replacing it with the following sentence:

     "Appropriate adjustments will be made for changes, if any, in the NAIC Statutory Statement and/or Blanks instructions."

     2.) Article IX, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article IX:

                                   ARTICLE IX

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of LBL, at the same time as LBL shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by Allstate, on the basis of the liability of LBL under the contract or contracts reinsured without diminution because of the insolvency of LBL.

     2. In the event of the insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against LBL by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of LBL to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims.

     3.) Article X, "ARBITRATION", shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     4.) Article XII, "DURATION OF AGREEMENT", shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement will be effective as of January 1, 1994, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination.

     5.)  In addition, a new Article XIII is added to the Agreement, as follows:

                                  ARTICLE XIII

                   ENTIRE AGREEMENT AND AMENDMENT OF AGREEMENT

This Agreement shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder. The parties agree that there are no understandings between them other than as expressed in this Agreement.

Any change or modification to this Agreement shall be null and void unless made by amendment to this Agreement and signed by both parties.

This Amendment shall be effective as of June 1, 1995.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY                   ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Carol S Watson                      By:    /s/ Michael J. Velotta
        ---------------------                         ------------------------
Title:  Senior Vice President                  Title:  VP, Secy & Gen Counsel
        ---------------------                         ------------------------
Date:   6/6/95                                 Date:   June 7, 1995
        ---------------------                         ------------------------

                                  AMENDMENT #5

                          TO THE REINSURANCE AGREEMENT
                           Effective December 31, 1986

                                     Between

                          LINCOLN BENEFIT LIFE COMPANY
                         (Hereinafter called "LINCOLN")

                                       And

                         ALLSTATE LIFE INSURANCE COMPANY
                         (Hereinafter called "ALLSTATE")


IT IS HEREBY AGREED, that the Reinsurance Agreement effective December 31, 1986 between LINCOLN and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Article IV is hereby amended by adding the following new paragraph:

     ALLSTATE shall pay to LINCOLN, no less frequently than annually, any taxes incurred by LINCOLN as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

This Amendment shall be effective as of January 1, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY

By:    /s/ Robert E. Rich
       ---------------------------------------------
Title: Senior Vice President, Chief Actuary
       and Treasurer
       ---------------------------------------------
Date:  September 26, 1995
       ---------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ C. Nelson Strom
       ---------------------------------------------
Title: AVP
       ---------------------------------------------
Date:  10/2/95
       ---------------------------------------------

                                  AMENDMENT #6
                          TO THE REINSURANCE AGREEMENT
                           Effective December 31, 1986

                                     Between

                          LINCOLN BENEFIT LIFE COMPANY
                         (Hereinafter called "LINCOLN")

                                       And

                         ALLSTATE LIFE INSURANCE COMPANY
                         (Hereinafter called "ALLSTATE")


IT IS HEREBY AGREED, that the Reinsurance Agreement effective December 31, 1986 between LINCOLN and ALLSTATE (hereinafter "Agreement"), is amended as provided below:

     Schedule A of the Agreement is hereby replaced with a new Schedule A, which is attached to this Amendment #6.

It is understood by the parties that, with respect to existing business of Lincoln which first becomes eligible for reinsurance under the Agreement because of this Amendment #6, assets will be paid to ALLSTATE by LINCOLN in the same manner as for recaptured business set out in Paragraph 5 of Article III of the Agreement.

This Amendment shall be effective as of December 31, 1996. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY

By:     /s/ Robert E. Rich
        ---------------------------------
Title:   Executive Vice President
        ---------------------------------
Date:    December 23, 1996
        ---------------------------------

ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ C. Nelson Strom
        ---------------------------------
Title:  Assistant Vice President,
        Corporate Actuary
        ---------------------------------
Date:   12/23/96
        ---------------------------------

                              REINSURANCE AGREEMENT

                                     Between

                 LINCOLN BENEFIT LIFE COMPANY, Lincoln, Nebraska
                         (Hereinafter called "LINCOLN")

                                       And

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois
                         (Hereinafter called "ALLSTATE")


                                   Schedule A

                        ELIGIBLE AND INELIGIBLE POLICIES

1. This Agreement covers all eligible policies in force in LINCOLN on the Effective Date of this Agreement, all eligible policies issued directly by LINCOLN after the Effective Date of this Agreement, and all reinsurance accepted by LINCOLN before and after the Effective Date of this Agreement.

2. An eligible policy is defined as any policy whose reserve is invested, in whole or in part, in the LINCOLN General Account; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

                               AMENDMENT NUMBER 7

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1986

                                     BETWEEN
                          LINCOLN BENEFIT LIFE COMPANY
                         (HEREINAFTER CALLED "LINCOLN")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, LINCOLN and ALLSTATE desire to exclude from the Reinsurance Agreement credit life and health insurance business in force on and after the effective date of this Amendment; and

WHEREAS, LINCOLN desires to recapture in force credit life and health insurance business as of the effective date of this Amendment;

NOW THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby replaced with a new Schedule A, which is attached to this Amendment.

2. It is understood by the parties that, with respect to existing business of LINCOLN which first becomes ineligible for reinsurance under the Agreement because of this Amendment and is recaptured by LINCOLN, ALLSTATE will pay to LINCOLN assets with market value equal to the net statutory reserves, as defined in Article III, Paragraph 2, Item (a), less ceding commissions and other related expenses, attributable to the policies so recaptured. The applicable portions of these items will be calculated as of the effective date of this Amendment, and will be based on the corresponding items from ALLSTATE's statutory financial statement as filed with the Illinois Insurance Department.

3. This Amendment shall be effective as of May 31, 1997. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY

By:     /s/ Robert E. Rich
        -----------------------------------
Title:  Executive Vice President
        -----------------------------------
Date:   3/17/98
        -----------------------------------


ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ C. Nelson Strom
        -----------------------------------
Title:  Asst. Vice President &
        Corporate Actuary
        -----------------------------------
Date:   3/8/98
        -----------------------------------

                              REINSURANCE AGREEMENT

                                   between the

                 LINCOLN BENEFIT LIFE COMPANY, Lincoln, Nebraska

                            hereinafter "LINCOLN" and

              ALLSTATE LIFE INSURANCE COMPANY, Northbrook, Illinois

                             hereinafter "ALLSTATE"


                                   Schedule A

                         ELIGIBLE AND INELIGIBLE POLICES

1. This Agreement covers all eligible policies in force in LINCOLN on the Effective Date of this Agreement, all eligible policies issued directly by LINCOLN after the Effective Date of this Agreement, and all reinsurance accepted by LINCOLN before and after the Effective Date of this Agreement.

     An Eligible Policy is defined as any policy, other than an Ineligible Policy under paragraph 2 below, whose reserve is invested, in whole or in part, in the LINCOLN General Account; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

2. An Ineligible Policy is defined as all credit life and credit accident and health insurance policies and certificates issued by LINCOLN which are in force on and after May 31, 1997.

                               AMENDMENT NUMBER 8

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 31, 1986

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY
                         (HEREINAFTER CALLED "LINCOLN")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, LINCOLN and ALLSTATE entered into a Reinsurance Agreement effective December 31, 1986 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article IV, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

               (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by LINCOLN with respect to the contracts reinsured under this Agreement.

     2.)  Article IV is further amended by adding a new paragraph 4, as follows:

               4. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by LINCOLN for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by LINCOLN for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to LINCOLN. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by LINCOLN to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Lincoln Benefit Life Company

By      /s/ Robert E. Rich
       --------------------------------
Title   Executive VP
       --------------------------------
Date    11-24-98
       --------------------------------

Allstate Life Insurance Company

By      /s/ C. Nelson Strom
       --------------------------------
Title   AVP
       --------------------------------
Date    10/22/98
       --------------------------------

Exhibit 10.9

                              REINSURANCE AGREEMENT

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN NEBRASKA
                               (HEREINAFTER "LBL")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


                                    ARTICLE 1
                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and LBL will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for applications received and contracts issued subsequent to the Effective Date by LBL on the contracts listed in Schedule A.

2. The indemnity reinsurance provided hereunder shall be on a modified coinsurance basis. LBL shall retain, maintain, and own all assets held in relation to the Reserve, as defined in Article II of this Agreement.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application is pending with LBL or policy issued by LBL, or the reinsurance accepted by LBL, as the case may be, is in force.

                                   ARTICLE II
                              LIABILITY OF ALLSTATE

1. The liability of ALLSTATE with respect to any contract reinsured hereunder will begin simultaneously with that of LBL. ALLSTATE'S liability with respect to any contract reinsured hereunder will terminate on the date LBL's liability on such contract terminates or the date this Agreement is terminated, whichever is earlier. However, termination of this Agreement will not terminate ALLSTATE'S liability for benefit payments incurred prior to the date of termination.

2. For the purpose of this Agreement, the term "Reserve" will be the "Total Liabilities" of LBL'S Variable Life Separate Accounts (corresponding to amounts shown on page 3, line 17 of 1992 Separate Accounts Statutory Statements).

                                   ARTICLE III
                               MONTHLY SETTLEMENTS

1. While this Agreement is in effect, LBL shall pay to ALLSTATE on a daily basis, with respect to eligible policies under this Agreement, a reinsurance premium equal to the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

     (a)  Gross premiums (direct and reinsurance assumed) collected by LBL.

     (b) Reserves transferred from the LBL General Account to an LBL Separate Account

     (c)  Gross premiums refunded by LBL to policyholders.

     (d) Reserves transferred from an LBL Separate Account to the LBL General Account.

2. While this Agreement is in effect, ALLSTATE shall pay to LBL on a daily basis a benefit end expense allowance equal to the sum of Items (a), (b),
     (c) and (d) below.

     (a) Net benefits (as defined in Paragraph 3 of this Article III) paid by LBL with respect to the contracts reinsured under this Agreement.

     (b) Commissions and other sales compensation incurred by LBL with respect to the contracts reinsured under this Agreement.

     (c) General insurance expenses incurred by LBL with respect to the contracts reinsured under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by LBL with respect to the contracts reinsured under this Agreement.

3.   Net Benefits are defined as follows:

     (a) For a contract issued directly by LBL and reinsured under this Agreement, net benefits are the actual amounts payable by LBL to the contractholder, less any amounts payable by LBL by another reinsurer with respect to the contract. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, withdrawals, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For contracts reinsured by LBL and retroceded under this Agreement, net benefits and commission and expense allowances are the actual amounts payable by LBL to the ceding company with respect to the contract reinsured by LBL.

4. ALLSTATE shall pay to LBL, no less frequently than annually, any taxes incurred by LBL as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

                                   ARTICLE IV
                            DAILY RESERVE ADJUSTMENTS

While this Agreement is in effect, on a daily basis a reserve adjustment equal to the amount defined below shall be paid.

     Let:

          RC  = The Reserve change in LBL'S Variable Life Separate
                Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts on page 4, lines 10, 11, 12 and 13 of 1992 Separate Account Statutory Statements).

          NII = The net investment income in LBL'S Variable Life
                Separate Accounts (corresponding to the sum of the amounts on page 4, line 2 of 1992 Separate Account Statutory Statements), minus interest income on LBL'S capital investment in the Separate Accounts.

     If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE TO LBL.

     If NII is greater than RC, then a reserve adjustment of NII-RC is payable by LBL to ALLSTATE.

                                    ARTICLE V
                                   OVERSIGHTS

ALLSTATE shall be bound as LBL is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LBL or ALLSTATE, both LBL and ALLSTATE shall be restored to the positions they would have occupied had such error or oversight not occurred.

                                   ARTICLE VI
                              INSPECTION OF RECORDS

LBL and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the contracts reinsured under Agreement.

                                   ARTICLE VII
                                   INSOLVENCY

1. In the event of the insolvency of LBL, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of LBL.

2. Further, in the event of the insolvency of LBL, the liquidator, receiver or statutory successor of the insolvent LBL shall give written notice to ALLSTATE of the pendency of any obligation of the insolvent LBL on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LBL or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LBL as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LBL solely as a result of the defense undertaken by ALLSTATE.

3. All moneys due LBL or ALLSTATE under this agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                  ARTICLE VIII
                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of LBL, unless some other location is mutually agreed upon.

                                   ARTICLE IX
                              PARTIES TO AGREEMENT

This Agreement is solely between LBL and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of LBL reinsured hereunder. LBL shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.

                                    ARTICLE X
                              DURATION OF AGREEMENT

This Agreement will be effective as of January 1st, 1994, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party sixty (60) days prior written notice of termination.

                                   ARTICLE XI
                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and LBL. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY of Lincoln, Nebraska

By    /s/ Robert E. Rich
      ------------------------------
Title Vice President and Actuary
      ------------------------------
Date  January 3, 1994
      ------------------------------


ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By     /s/ C. Nelson Strom
      ------------------------------
Title  AVP
      ------------------------------
Date   1/10/94
      ------------------------------

                                   SCHEDULE A
                        CONTRACTS SUBJECT TO REINSURANCE

Any life contract whose reserve is invested, in whole or in part, in any account designated as a Lincoln Benefit Variable Life Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

                               AMENDMENT #1 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN, NEBRASKA
                               (HEREINAFTER "LBL")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


WHEREAS, LBL and Allstate entered into a Reinsurance Agreement regarding variable life contracts issued by LBL (hereinafter "Agreement") having an effective date of January 1, 1994; and

WHEREAS, LBL and Allstate desire to amend the Agreement as stated below.

NOW, THEREFORE, the Agreement is hereby amended as follows:

     1.)   Article IV, "DAILY RESERVE ADJUSTMENTS", is hereby amended by adding the following sentence to the definition of RC:

     "Accounting period for purposes of this paragraph is one day".

     2.)   Article VII, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VII:

                                   ARTICLE VII

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of LBL, at the same time as LBL shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by Allstate, on the basis of the liability of LBL under the contract or contracts reinsured without diminution because of the insolvency of LBL.

     2. In the event of the insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against LBL by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of LBL to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims.

     3.)   Article VIII, "ARBITRATION", shall be amended to include the following language at the end of that article:

        The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     4.)   Article X, "DURATION OF AGREEMENT", shall be deleted in its entirety and shall be replaced with the following language:

        This Agreement will be effective as of January 1, 1994, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination.

     5.)   In addition, a new Article XII is added to the Agreement, as follows:

                                   ARTICLE XII

                                     OFFSET

        Any debts or credits, liquidated or unliquidated, in favor of or against either Allstate or LBL with respect to this Agreement only shall be set-off and only the balance shall be allowed or paid.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


LINCOLN BENEFIT LIFE COMPANY                     ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ Carol S Watson                        By:    /s/ Michael J. Velotta
       --------------------                             ------------------------
Title: Sr Vice President                         Title: Vice President
       --------------------                             ------------------------
Date:  3-21-95                                   Date:  3-24-95
       --------------------                             ------------------------

                                  AMENDMENT #2

                            THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1994

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY
                           (HEREINAFTER CALLED "LBL")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1994 between LBL and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Effective January 1, 1994, Article III is hereby amended by adding the following new paragraph:

ALLSTATE and LBL agree to an election under Treasury Regulations 1-848-2(g)(8) as follows:

     (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

     (b) LBL and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. LBL and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

     (c) This election shall be effective for 1994 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

LINCOLN BENEFIT LIFE COMPANY

By:     /s/ Robert E. Rich
        ---------------------------------------------
Title:  Sr. Vice President, Chief Actuary & Treasurer
        ---------------------------------------------
Date:   August 10, 1995
        ---------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ C. Nelson Strom
        ---------------------------------------------
Title:  AVP
        ---------------------------------------------
Date:   8-10-95
        ---------------------------------------------

                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1994

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY
                         (HEREINAFTER CALLED "LINCOLN")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, LINCOLN and ALLSTATE entered into a Reinsurance Agreement effective January 1, 1994 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article III, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

               (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by LINCOLN with respect to the contracts reinsured under this Agreement.

     2.) Article III is further amended by adding a new paragraph 5, as follows:

               5. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by LINCOLN for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by LINCOLN for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to LINCOLN. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by LINCOLN to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Lincoln Benefit Life Company

By      /s/ Robert E. Rich
       ---------------------
Title   Executive VP
       ---------------------
Date    11-24-98
       ---------------------


Allstate Life Insurance Company

By      /s/ C. Nelson Strom
       ---------------------
Title   AVP
       ---------------------
Date    10-22-98
       ---------------------

Exhibit 10.10

                              REINSURANCE AGREEMENT

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN NEBRASKA
                               (HEREINAFTER "LBL")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

                                    ARTICLE 1
                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and LBL will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for applications received and contracts issued subsequent to the Effective Date by LBL on the contracts listed in Schedule A.

2. The indemnity reinsurance provided hereunder shall be on a modified coinsurance basis. LBL shall retain, maintain, and own all assets held in relation to the Reserve, as defined in Article II of this Agreement.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application is pending with LBL or policy issued by LBL, or the reinsurance accepted by LBL, as the case may be, is in force.

                                   ARTICLE II
                              LIABILITY OF ALLSTATE

1. The liability of ALLSTATE with respect to any contract reinsured hereunder will begin simultaneously with that of LBL. ALLSTATE'S liability with respect to any contract reinsured hereunder will terminate on the date LBL'S liability on such contract terminates or the date this Agreement is terminated, whichever is earlier. However, termination of this Agreement will not terminate ALLSTATE'S liability for benefit payments incurred prior to the date of termination.

2. For the purpose of this Agreement, the term "Reserve" will be the "Total Liabilities" of LBL'S Variable Annuity Separate Accounts (corresponding to amounts shown on page 3, line 17 or 1992 Separate Accounts Statutory Statements).

                                   ARTICLE III
                               MONTHLY SETTLEMENTS

1. While this Agreement is in effect, LBL shall pay to ALLSTATE on a daily basis, with respect to eligible policies under this Agreement, a reinsurance premium equal to the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

     (a)  Gross premiums (direct and reinsurance assumed) collected by LBL.

     (b) Reserves transferred from the LBL General Account to an LBL Separate Account

     (c)  Gross premiums refunded by LBL to policyholders.

     (d) Reserves transferred from an LBL Separate Account to the LBL General Account.

2. While this Agreement is in effect, ALLSTATE shall pay to LBL on a daily basis a benefit and expense allowance equal to the sum of Items (a), (b),
     (c) and (d) below.

     (a) Net benefits (as defined in Paragraph 3 of this Article III) paid by LBL with respect to contracts reinsured under this Agreement.

     (b) Commissions and other sales compensation incurred by LBL with respect to the contracts reinsured under this Agreement.

     (c) General insurance expenses incurred by LBL with respect to the contracts reinsured under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by LBL with respect to the contracts reinsured under this Agreement.

3.   Net Benefits are defined as follows:

     (a) For a contract issued directly by LBL and reinsured under this Agreement, net benefits are the actual amounts payable by LBL to the contractholder, less any amounts payable to LBL by another reinsurer with respect to the contract. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, withdrawals, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For contracts reinsured by LBL and retroceded under this Agreement, net benefits and commission and expense allowances are the actual amounts payable by LBL to the ceding company with respect to the contract reinsured by LBL.

4. ALLSTATE shall pay to LBL, no less frequently than annually, any taxes incurred by LBL as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

                                   ARTICLE IV
                            DAILY RESERVE ADJUSTMENTS

While this Agreement is in effect, on a daily basis a reserve adjustment equal to the amount defined below shall be paid.

     Let:

           RC = The Reserve change in LBL'S Variable Annuity Separate Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts on page 4, lines
                10, 11, 12 and 13 of 1992 Separate Account Statutory
                Statements).

          NII = The net investment income in LBL'S Variable Annuity Life
                Separate Accounts (corresponding to the sum of the amounts on page 4, line 2 of 1992 Separate Account Statutory Statements), minus interest income on LBL'S capital investment in the Separate Accounts.

          If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE TO LBL.

          If NII is greater than RC, then a reserve adjustment of NII-RC is payable by LBL to ALLSTATE.

                                    ARTICLE V
                                   OVERSIGHTS

ALLSTATE shall be bound as LBL is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LBL or ALLSTATE, both LBL and ALLSTATE shall be restored to the positions they would have occupied had such error or oversight not occurred.

                                   ARTICLE VI
                              INSPECTION OF RECORDS

LBL and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the contracts reinsured under Agreement.

                                   ARTICLE VII
                                   INSOLVENCY

1. In the event of the insolvency of LBL, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of LBL.

2. Further, in the event of the insolvency of LBL, the liquidator, receiver or statutory successor of the insolvent LBL shall give written notice to ALLSTATE of the pendency of any obligation of the insolvent LBL on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LBL or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LBL as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LBL solely as a result of the defense undertaken by ALLSTATE.

3. All moneys due LBL or ALLSTATE under this agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                  ARTICLE VIII
                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of LBL, unless some other location is mutually agreed upon.

                                   ARTICLE IX
                              PARTIES TO AGREEMENT

This Agreement is solely between LBL and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of LBL reinsured hereunder. LBL shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.

                                    ARTICLE X
                              DURATION OF AGREEMENT

This Agreement will be effective as of January 1st, 1994, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party sixty (60) days prior written notice of termination.

                                   ARTICLE XI
                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and LBL. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.


LINCOLN BENEFIT LIFE COMPANY of Lincoln, Nebraska

By    /s/ Robert E. Rich
      -------------------------
Title Vice President and Actuary
      -------------------------
Date  Jan 3, 1994
      -------------------------


ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By    /s/ C. Nelson Strom
      -------------------------
Title AVP
      -------------------------
Date  1/10/94
      -------------------------

                                   SCHEDULE A
                        CONTRACTS SUBJECT TO REINSURANCE

Any annuity contract whose reserve is invested, in whole or in part, in any account designated as a Lincoln Benefit Variable Annuity Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

                               AMENDMENT #1 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

                 LINCOLN BENEFIT LIFE COMPANY, LINCOLN, NEBRASKA
                               (HEREINAFTER "LBL")

                                       AND
              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

WHEREAS, LBL and Allstate entered into a Reinsurance Agreement regarding variable annuity contracts issued by LBL (hereinafter "Agreement") having an effective date of January 1, 1994; and

WHEREAS, LBL and Allstate desire to amend the Agreement as stated below.

NOW THEREFORE, the Agreement is hereby amended as follows:

     1.)   Article IV, "DAILY RESERVE ADJUSTMENTS", is hereby amended by adding the following sentence to the definition of RC:

     "Accounting period for purposes of this paragraph is one day".

     2.)   Article VII, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VII:

                                   ARTICLE VII

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of LBL, at the same time as LBL shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by Allstate, on the basis of the liability of LBL under the contract or contracts reinsured without diminution because of the insolvency of LBL.

     2. In the event of the insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against LBL by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of LBL to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims.

     3.) Article VIII, "ARBITRATION", shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     4.) Article X, "DURATION OF AGREEMENT", shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement will be effective as of January 1, 1994, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination.

     5.)  In addition, a new Article XII is added to the Agreement, as follows:

                                   ARTICLE XII

                                     OFFSET

          Any debts or credits, liquidated or unliquidated, in favor of or against either Allstate or LBL with respect to this Agreement only shall be set-off and only the balance shall be allowed or paid.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


LINCOLN BENEFIT LIFE COMPANY                  ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ Carol S Watson                      By:    /s/ Michael J. Velotta
       --------------------                          ------------------------
Title: Sr V President                         Title: Vice President
       --------------------                          ------------------------
Date:  3/21/95                                Date:  3/24/95
       --------------------                          ------------------------

                                  AMENDMENT #2

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1994

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY
                           (HEREINAFTER CALLED "LBL")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1994 between LBL and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Effective January 1, 1994, Article III is hereby amended by adding the following new paragraph:

ALLSTATE and LBL agree to an election under Treasury Regulations 1-848-2(g)(8) as follows:

     (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

     (b) LBL and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. LBL and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

     (c) This election shall be effective for 1994 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


LINCOLN BENEFIT LIFE COMPANY

By:    /s/ Robert E. Rich
       ---------------------------------------------
Title: Sr. Vice President, Chief Actuary & Treasurer
       ---------------------------------------------
Date:  August 10, 1995
       ---------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ C. Nelson Strom
       ---------------------------------------------
Title: AVP
       ---------------------------------------------
Date:  8/10/95
       ---------------------------------------------

                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                            EFFECTIVE JANUARY 1, 1994

                                     BETWEEN

                          LINCOLN BENEFIT LIFE COMPANY
                         (HEREINAFTER CALLED "LINCOLN")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, LINCOLN and ALLSTATE entered into a Reinsurance Agreement effective January 1, 1994 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article III, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

               (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by LINCOLN with respect to the contracts reinsured under this Agreement.

     2.) Article III is further amended by adding a new paragraph 5, as follows:

               5. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by LINCOLN for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by LINCOLN for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to LINCOLN. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by LINCOLN to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


Lincoln Benefit Life Company

By    /s/ Robert E. Rich
      ------------------------
Title Executive VP
      ------------------------
Date  11-24-98
      ------------------------


Allstate Life Insurance Company

By    /s/ C. Nelson Strom
      ------------------------
Title AVP
      ------------------------
Date  10/22/98
      ------------------------

Exhibit 10.11

                              COINSURANCE AGREEMENT

                                     between

               LINCOLN BENEFIT LIFE COMPANY, domiciled in Nebraska
                               (hereinafter "LBL")

                                       and

             ALLSTATE LIFE INSURANCE COMPANY, domiciled in Illinois
                            (hereinafter "ALLSTATE")


                                    RECITALS

WHEREAS, LBL and ALLSTATE are parties to that certain Reinsurance Agreement effective December 31, 1986, under which LBL cedes to ALLSTATE on a coinsurance basis the net liability for contracts whose reserve is invested, in whole or in part, in the LBL General Account, excluding any portion of such contracts which are not so invested ("Reinsurance Agreement"); and

WHEREAS, the Reinsurance Agreement, over the years, has been amended several times, such that the comprehension of the Reinsurance Agreement has been rendered difficult; and

WHEREAS, the insurance regulators for the States of Nebraska and Illinois have requested that the parties consider rewriting the Reinsurance Agreement for the purposes of incorporating the several amendments, and clarifying certain other aspects of the Reinsurance Agreement; and

WHEREAS, the parties desire to revise and restate the terms of the reinsurance Agreement, and to reflect such revisions and restated terms in this Coinsurance Agreement (the "Agreement");

NOW THEREFORE, the parties agree that this Agreement shall replace and supercede the Reinsurance Agreement , including all amendments thereto, and that, as of the Effective Date specified herein, the Policies (as defined in Article I below) shall be reinsured under the terms and conditions specified in this Agreement.


                                    ARTICLE I
                                   DEFINITIONS

A. "Effective Date" shall mean the date on which this Agreement takes effect, which shall be 12/31/2001.

B. "Market Value Adjustment Annuity" shall mean a Separate Account deferred annuity which contains a market value adjustment formula.

C. "Net Benefits" shall have the meaning set forth in Article III of this Agreement.

D. "Policy" or "Policies" shall mean the policies and contracts described in Exhibit A as being eligible for reinsurance under this Agreement.


                                   ARTICLE II
                              BASIS OF REINSURANCE

1. One-hundred percent (100%) of the Net Benefits, under all Policies will be reinsured with ALLSTATE.

2. This reinsurance will be ceded to ALLSTATE on a 100% automatic coinsurance basis.

3. In no event will reinsurance under this Agreement be in force unless the corresponding Policy issued by LBL or the reinsurance accepted by LBL is in force.


                                   ARTICLE III
                              REINSURANCE BENEFITS

1.   Net Benefits are defined as follows:

     (a) For an application received on a Policy, or a Policy issued directly by LBL, net benefits are the actual amounts payable by LBL to the policyholder, less any amounts payable to LBL by another reinsurer with respect to the Policy. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under accident and health policies, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For Policies reinsured by LBL and retroceded under this Agreement, Net Benefits are the actual amounts payable by LBL to the ceding company with respect to the Policy reinsured by LBL. These payments will include commissions and expense allowances on reinsurance accepted.


2. With respect to applications received and Policies issued directly or reinsured by LBL after the Effective Date, ALLSTATE's liability for Net Benefits will begin simultaneously with that of LBL and will include any liability LBL may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a Policy.

3. ALLSTATE's liability under this Agreement will continue as long as LBL remains liable on the underlying coverage, and will terminate simultaneously with LBL's termination of liability.


                                   ARTICLE IV
                            INITIAL RESERVE TRANSFER


The parties acknowledge that an initial reserve transfer occurred under the original Reinsurance Agreement, as described below.

1. On or before the effective date of the Reinsurance Agreement, LBL paid to ALLSTATE ten million dollars ($10,000,000) in cash.

2. Within ninety (90) days following the effective date of the Reinsurance Agreement, LBL paid to ALLSTATE assets with statutory book value equal to net statutory reserves (as such term was defined in Article III of the Reinsurance Agreement), less an initial ceding commission of five million dollars ($5,000,000) and less the ten million dollars ($10,000,000) initial cash transfer. In addition, LBL paid to ALLSTATE interest on said amount, such amount being equal to: (a) the annual rate of interest appearing on LBL's statutory financial statement (as was defined in Article III Paragraph 2 item (d) of the Reinsurance Agreement), times (b) the number of days between the effective date of the Reinsurance Agreement to the date of asset transfer, divided by 365.


3. Within thirty (30) days following the filing of ALLSTATE's 1986 Federal Income Tax return, LBL paid to ALLSTATE assets with statutory book value equal to 0.368 x [(a)-(b)], where (a) and (b) are as defined below.

     (a) Net statutory reserves on the effective date of the Reinsurance Agreement;

     (b) Net tax reserves on the effective date of the Reinsurance Agreement as revalued for purposes of calculating the 1986 Federal Income Tax liability.



                                    ARTICLE V
                            SETTLEMENT AND REPORTING

1. While this Agreement is in effect, LBL shall pay to ALLSTATE no less frequently than quarterly, with respect to eligible Policies, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a),
     (b) and (c) below less the sum of Items (d) and (e) below.

     (a) Gross premiums (direct and reinsurance assumed) collected by LBL during the settlement period.

     (b) Funds transferred from LBL Separate Accounts to the LBL General Account during the settlement period.

     (c)  Policy loan repayments collected by LBL with respect to the Policies.

     (d) Gross premiums refunded by LBL during the settlement period to policyholders.

     (e) Funds transferred from the LBL General Account to a LBL Separate Account during the settlement period.

2. While this Agreement is in effect, ALLSTATE shall pay to LBL no less frequently than quarterly, a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d), (e) and (f) below, as applicable for the period since the date of ALLSTATE's last payment to LBL

     (a)  Net Benefits paid or incurred by LBL with respect to the Policies.

     (b) Commissions and other sales compensation paid or incurred by LBL with respect to the Policies.

     (c) General insurance expenses paid or incurred by LBL with respect to the Policies.

     (d) Insurance taxes, licenses and fees (excluding income taxes) paid or incurred by LBL with respect to the Policies.

     (e) Policy loan distributions to policyholders paid or incurred by LBL with respect to the Policies.

     (f) Net reinsurance premiums paid or incurred by LBL to another reinsurer with respect to the Policies.

3. LBL will provide ALLSTATE with accounting reports no less frequently than quarterly within forty-five (45) days following the end of each calendar quarter. These reports will contain sufficient information about the policies to enable the reinsurer to prepare its quarterly and annual financial reports.

4. Settlements as set out in Article V, Paragraphs 1 and 2 will occur no less frequently than quarterly within sixty (60) days following the end of each calendar quarter.

                                   ARTICLE VI
                                   TAX MATTERS

1. On a basis no less frequent than annual, LBL and ALLSTATE shall settle the federal income tax consequences relating to the reinsurance of the Policies hereunder. Such settlement shall be determined by comparing (a) LBL's separate return tax liability (or refund), determined as set forth below and calculated prior to taking into account any settlement under this paragraph (the "Actual Tax Liability"), with (b) LBL's separate return tax liability (or refund) that would have been incurred if the Policies were written directly by ALLSTATE and the Invested Assets and related reserves were held by ALLSTATE (the "Pro Forma Tax Liability"). If the Actual Tax Liability exceeds the Pro Forma Tax Liability, ALLSTATE shall pay to LBL such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate); if the Actual Tax Liability is less than the Pro Forma Tax Liability, LBL shall pay to ALLSTATE such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate). For this purpose, the Actual Tax Liability shall be computed as follows: (i) if LBL is not a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability shall be determined as if LBL filed a separate federal income tax return and all the income on such return were taxed at the highest federal corporate income tax rate; (ii) if LBL is a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability of LBL shall be the amount of consolidated group's tax allocable to LBL under any tax sharing agreements with members of the group. The Pro Forma Tax Liability shall be determined under similar principles.

2. With respect to this Agreement, LBL and ALLSTATE hereby make the election as set forth in Exhibit B and as provided for in section 1.848-2(g)(8) of the Treasury Regulations. Each of the parties hereto agrees to take such further actions as may be necessary to ensure the effectiveness of such election.



                                   ARTICLE VII
                              STATEMENT REFERENCES

All references in this Agreement are to the 1999 NAIC Statutory General and Separate Account Statements of LBL, as filed with the Nebraska Insurance Department. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory General and Separate Account Statements on or after the Effective Date.

                                  ARTICLE VIII
                                   OVERSIGHTS

ALLSTATE shall be bound as LBL is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LBL or ALLSTATE, both LBL and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   ARTICLE IX
                                 POLICY CHANGES

If any change is made in coverage reinsured under this Agreement, LBL shall notify ALLSTATE.

                                    ARTICLE X
                                    RECAPTURE

1. If a Policy reinsured under this Agreement becomes ineligible for reinsurance (as specified in Schedule A), the Policy will be immediately recaptured by LBL.

2.   LBL shall notify ALLSTATE of any such recapture.

3. Upon receiving notice of recapture, ALLSTATE shall pay to LBL an amount equal to the net statutory liabilities associated with the recaptured Policy. This amount will be determined as of the end of the month following the date of recapture.

4. Within ninety (90) days following the recapture by LBL of any business ceded to another reinsurer, LBL shall pay to ALLSTATE assets with statutory book value equal to (a) x [1+(b)(c)/365], where (a) through (c) are as defined below.

     (a) Net statutory liabilities attributable to the Policies recaptured. The applicable portion of these items will be calculated as of the end of the month following the date of recapture.

     (b) The annual rate of interest based on LBL's General Account statutory financial statement as filed with the Nebraska Insurance Department as of the end of the calendar year immediately preceding the date of recapture, calculated as (i) less (ii) quantity divided by (iii) where:

          (i)  The amount on Exhibit 2, line 15 (Net Investment Income).

          (ii) The change in investment income due and accrued calculated as Page 2, line 17 (Investment income due and accrued) Current Year less Page 2, line 17 Prior Year.

          (iii) The mean assets over the year calculated as the sum of Page 2, line 11 (Subtotals, cash and invested assets) Current Year and Page 2, line 11 Prior Year, the quantity divided by 2.

     (c) The number of days between the end of the month following the date of recapture and the date when payment is made.


                                   ARTICLE XI
                              INSPECTION OF RECORDS

LBL and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the Policies.

                                   ARTICLE XII
                                   INSOLVENCY

1. The portion of any risk or obligation assumed by ALLSTATE, when such portion is ascertained, shall be payable on demand of LBL at the same time as LBL shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by ALLSTATE on the basis of the liability of LBL under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of LBL. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against LBL by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of LBL having authority to allow such claims, without diminution because of such insolvency or because such conservator, liqidator or statutory successor has failed to pay all or a portion of any claims. Payments by ALLSTATE as above set forth shall be made directly to LBL or its conservator, liquidator or statutory successor.

2. Further, in the event of the insolvency of LBL, the liquidator, receiver or statutory successor of the insolvent LBL shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent LBL on any Policy, whereupon ALLLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LBL or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LBL as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LBL solely as a result of the defense undertaken by ALLSTATE.


                                  ARTICLE XIII
                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as a honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of LBL, unless some other location is mutually agreed upon. The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

                                   ARTICLE XIV
                              PARTIES TO AGREEMENT

This Agreement is solely between LBL and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of LBL reinsured hereunder. LBL shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.


                                   ARTICLE XV
                              TERM AND TERMINATION

This Agreement shall be effective as of the Effective Date, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by ether party giving the other party ninety (90) days prior written notice of termination to the other party.

                                   ARTICLE XVI
                                     OFFSET

All monies due LBL or ALLSTATE under this Agreement shall be offset against each other dollar for dollar.

                                  ARTICLE XVII
                                ENTIRE AGREEMENT

This Reinsurance Agreement, together with all amendments thereto and the Security and Trust Agreement to which ALLSTATE and LBL are parties dated as of September 1, 1993, constitutes the entire agreement between ALLSTATE and LBL with respect to the subject mater hereof, and there are no written or oral understandings, agreements, conditions, or qualifications to the terms and conditions of this Reinsurance Agreement which are not fully expressed herein and in such Security and Trust Agreement.


IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.


LINCOLN BENEFIT LIFE COMPANY

By ______________________________

Title ____________________________

Date ____________________________

ALLSTATE LIFE INSURANCE COMPANY

By ______________________________

Title _____________________________

Date _____________________________

                                    EXHIBIT A
                        ELIGIBLE AND INELIGIBLE POLICIES



1. This Agreement covers all eligible policies in force in LBL (or no longer in force but with remaining liability to LBL) on the Effective Date of this Agreement, all eligible policies issued and applications received directly by LBL after the Effective Date, and all reinsurance accepted by LBL before and after the Effective Date.

2.   An eligible policy is defined as follows:

     (a) any policy, other than an Ineligible Policy under paragraph 3 below, whose reserve is invested, in whole or in part, in the LBL General account; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement;

     (b)  a Market Value Adjustment Annuity

3. An Ineligible Policy is defined as all credit life and credit accident and health insurance policies and certificates issued by LBL which are in force on and after May 31, 1997.

                                    EXHIBIT B
                                  TAX ELECTION


LBL and ALLSTATE hereby make an election pursuant to Treasury Regulations
Section 1.848-2(g)(8). This election shall be effective for the tax year during which the Effective Date falls and all subsequent taxable years for which this Agreement remains in effect. Unless otherwise indicated, the terms used in this Exhibit are defined by reference to Treasury Regulations Section 1.848-2 as in effect on the date hereof. As used below, the term "party" or "parties" shall refer to LBL or ALLSTATE, or both, as appropriate.

1. The party with the Net Positive Consideration (as defined in Section 848 of the Code and related Treasury Regulations) with respect to the transactions contemplated under this Agreement for any taxable year covered by this election will capitalize specified policy acquisition expenses with respect to such transactions without regard to the general deductions limitation of
     Section 848(c)(1) of the Code.

2. The parties agree to exchange information pertaining to the amount of Net Consideration (as defined in Section 848 of the Code and related Treasury Regulations) under this Agreement each year to ensure consistency or as is otherwise required by the Internal Revenue Service. The exchange of information each year will follow the procedures set forth below:

     (a) By April 1 of each year, LBL will submit a schedule to ALLSTATE of its calculation of the Net Consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an authorized representative of LBL stating the amount of the Net Consideration LBL will report in its tax return for the preceding calendar year.

     (b) Within thirty (30) days of ALLSTATE's receipt of LBL's calculation, ALLSTATE may contest such calculation by providing an alternative calculation to LBL in writing. If ALLSTATE does not notify LBL that it contests such calculation within said 30-day period, the calculation will be presumed correct and ALLSTATE shall also report the Net Consideration as determined by LBL in ALLSTATE's tax return for the preceding calendar year.


     (c) If ALLSTATE provides an alternative calculation of the Net Consideration pursuant to clause (b), the parties will act in good faith to reach an agreement as to the correct amount of Net Consideration within thirty (30) days of the date LBL receives the alternative calculation from ALLSTATE. When LBL and ALLSTATE reach agreement on an amount of Net Consideration, each party shall report the applicable amount in their respective tax returns for the preceding calendar year.

Exhibit 10.12

                         MODIFIED COINSURANCE AGREEMENT

                                     between

               LINCOLN BENEFIT LIFE COMPANY, domiciled in Nebraska
                               (hereinafter "LBL")

                                       and

             ALLSTATE LIFE INSURANCE COMPANY, domiciled in Illinois
                            (hereinafter "ALLSTATE")


                                    RECITALS

WHEREAS, LBL and ALLSTATE are parties to that certain Reinsurance Agreement effective January 1, 1994, under which LBL cedes to ALLSTATE on a modified coinsurance basis the net liability for contracts whose reserve is invested, in whole or in part, in any account designated as a LBL Separate Account, excluding any portion of such contracts which are not so invested ("Reinsurance Agreement"); and

WHEREAS, the Reinsurance Agreement, over the years, has been amended several times, such that comprehension of the Reinsurance Agreement has been rendered difficult; and

WHEREAS, the insurance regulators for the States of Nebraska and Illinois have requested that the parties consider rewriting the Reinsurance Agreement for the purposes of incorporating the several amendments and clarifying certain other aspects of the Reinsurance Agreement; and

WHEREAS, the parties desire to revise and restate the terms of the Reinsurance Agreement, and to reflect such revisions and restated terms in this Modified Coinsurance Agreement (the "Agreement"),

NOW THEREFORE, the parties agree that this Agreement shall replace and supercede the Reinsurance Agreement including all amendments thereto, and that, as of the Effective Date specified herein, the Policies (as defined in Article I below) shall be reinsured under the terms and conditions specified in this Agreement.

                                    ARTICLE I
                                   DEFINITIONS

A. "CARVM" shall mean the Commissioners Annuity Reserve Valuation Method as set forth in the Standard Valuation Law, as amended.

B. "CARVM and CRVM Expense Allowance" shall mean the amount by which required policy assets exceed liabilities in the separate account for the Policies.

C. "CRVM" shall mean the Commissioners Reserve Valuation Method as set forth in the Standard Valuation Law, as amended.

D. "Effective Date" shall mean the date on which this Agreement takes effect, which shall be 12/31/2001.

E. "LBL's Capital Investment" shall mean any funds invested by LBL for the benefit of LBL in the LBL Separate Account.

F. "Policy" or "Policies" shall mean the policies and contracts described in Exhibit A as being eligible for reinsurance under this Agreement.

G. "Reserves" shall mean the total liability for the Policies corresponding to the amount on page 3, line 15 (Total Liabilities) of LBL's Statutory Separate Account.

                                   ARTICLE II
                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and LBL will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for Policies in force (or no longer in force but with remaining liability) on the Effective Date and Policies directly issued subsequent to the Effective Date by LBL on the Policies.

2. The indemnity reinsurance provided hereunder shall be on a 100% modified coinsurance basis. LBL shall retain, maintain, and own all assets held in relation to the Reserve (as defined in Article I of this Agreement).

3. In no event will reinsurance under this Agreement be in force with respect to a Policy unless such Policy is in force.

4. ALLSTATE will automatically reinsure the CARVM and CRVM Expense Allowance for the Policies, as reflected in the calculation specified in Article IV, Item (e).

                                   ARTICLE III
                              LIABILITY OF ALLSTATE

The liability of ALLSTATE with respect to any Policy will begin simultaneously with that of LBL. ALLSTATE'S liability with respect to any Policy will terminate on the date LBL's liability on such Policy terminates or the date this Agreement is terminated, whichever is earliest. However, termination of this Agreement will not terminate ALLSTATE's liability for benefit payments incurred prior to the date of termination.

                                   ARTICLE IV
                            SETTLEMENT AND REPORTING

1. While this Agreement is in effect, LBL shall pay to ALLSTATE no less frequently than quarterly, with respect to Policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) Item (a) less Item (b) below.

     (a)  Gross premiums (direct and reinsurance assumed) collected by LBL.

     (b)  Gross premiums refunded by LBL to policyholders.

2. While this Agreement is in effect, ALLSTATE shall pay to LBL on at least a quarterly basis a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d), (e) and (f) below.

     (a) Net benefits (as defined in this Article IV, Paragraph 3) paid or incurred by LBL with respect to the Policies.

     (b) Commissions and other sales compensation paid or incurred by LBL with respect to the Policies.

     (c) General insurance expenses paid or incurred by LBL with respect to the Policies.

     (d) Insurance taxes, licenses and fees (excluding income taxes), paid or incurred by LBL with respect to the Policies.

     (e) CARVM and CRVM Expense Allowance, defined as the change in LBL's Separate Account Page 4, Line 8.2 (change in expense allowances recognized in reserve) from the prior settlement period.

     (f) Net reinsurance premiums paid or incurred by LBL to another reinsurer with respect to the Policies.

3.   Net Benefits are defined as follows:

     (a) For a Policy issued directly by LBL, net benefits are the actual amounts payable by LBL to the policyholder, less any amounts payable to LBL by another reinsurer with respect to the Policy. These payments include death benefits, endowment benefit, annuity benefits, disability benefits, benefits under A & H policies, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For Policies reinsured by LBL and retroceded under this Agreement, net benefits are the actual amounts payable by LBL to the ceding company with respect to the Policy reinsured by LBL. These payments will include commissions and expense allowances on reinsurance accepted.

4. LBL will provide ALLSTATE with accounting reports no less frequently than quarterly within forty-five (45) days following the end of each calendar quarter. These reports will contain sufficient information about the Policies to enable the reinsurer to prepare its quarterly and annual financial reports.

5. Settlements as set out in Article IV, Paragraphs 1 and 2 will occur no less frequently than quarterly within sixty (60) days following the end of each calendar quarter.

6. For purposes of clarification, the parties acknowledge and agree that: (i) ALLSTATE will pay all commissions and other acquisition expenses under paragraph 2 of this Article IV; and (ii) the CARVM and CRVM expense allowance will be funded by ALLSTATE and the negative liability will be transferred from LBL's separate account to ALLSTATE's separate account.

                                    ARTICLE V
                                   TAX MATTERS

1. On a basis no less frequent than annual, LBL and ALLSTATE shall settle the federal income tax consequences relating to the reinsurance of the Policies hereunder. Such settlement shall be determined by comparing (a) LBL's separate return tax liability (or refund), determined as set forth below and calculated prior to taking into account any settlement under this paragraph (the "Actual Tax Liability"), with (b) LBL's separate return tax liability (or refund) that would have been incurred if the Policies were written directly by ALLSTATE and the Invested Assets and related reserves were held by ALLSTATE (the "Pro Forma Tax Liability"). If the Actual Tax Liability exceeds the Pro Forma Tax Liability, ALLSTATE shall pay to LBL such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate); if the Actual Tax Liability is less than the Pro Forma Tax Liability, LBL shall pay to ALLSTATE such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate). For this purpose, the Actual Tax Liability shall be computed as follows: (i) if LBL is not a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability shall be determined as if LBL filed a separate federal income tax return and all the income on such return were taxed at the highest federal corporate income tax rate; (ii) if LBL is a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability of LBL shall be the amount of consolidated group's tax allocable to LBL under any tax sharing agreements with members of the group. The Pro Forma Tax Liability shall be determined under similar principles.

2. With respect to this Agreement, LBL and ALLSTATE hereby make the election as set forth in Exhibit B and as provided for in section 1.848-2(g)(8) of the Treasury Regulations. Each of the parties hereto agrees to take such further actions as may be necessary to ensure the effectiveness of such election.

                                                    ARTICLE VI
                                                RESERVE ADJUSTMENTS

1. While this Agreement is in effect, no less frequently than quarterly a reserve adjustment, with respect to Policies under this Agreement, equal to (or the accounting equivalent of) the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

     (a) The reserve change from the end of the prior settlement period to the end of the current settlement period corresponding to the sum of the amounts on page 4, lines 10 (Increase in aggregate reserve for life and accident and health policies and contracts), 11 (Increase in reserve for variable dividend accumulations), 12 (Investment income and capital gains and losses credited on premium and other deposit funds), and 13 (Increase in liability for premium and other deposit funds) of LBL's Statutory Separate Account Statement.

     (b) The funds transferred from the LBL Separate Account to a LBL General Account.

     (c) The funds transferred from a LBL General Account to the LBL Separate Account.

     (d) The net investment income corresponding to the amount on page 4, line 2 (Net investment income and capital gains and losses) of LBL's Statutory Separate Account Statement, minus interest income on LBL's Capital Investment.

2. If the reserve adjustment is positive, then the reserve adjustment is payable by ALLSTATE to LBL. If the reserve adjustment is negative, then the absolute value of the reserve adjustment is payable by LBL to ALLSTATE.

3. For purposes of clarification, the parties acknowledge and agree that : (i) all investment income will stay in the LBL separate account for the benefit of the policyholders; and (ii) the charges for investment management, administration, contract guarantees and other fees will be assumed by ALLSTATE through the reserve adjustment under this Article VI.

                                   ARTICLE VII
                              STATEMENT REFERENCES

All references in this Agreement are to the 1999 NAIC Statutory General and Separate Account Statements of LBL, as filed with the Nebraska Insurance Department. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory General and Separate Account Statements on or after the Effective Date.

                                  ARTICLE VIII
                                   OVERSIGHTS

ALLSTATE shall be bound as LBL is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LBL or ALLSTATE, both LBL and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   ARTICLE IX
                              INSPECTION OF RECORDS

LBL and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the Policies.

                                    ARTICLE X
                                   INSOLVENCY

1. The portion of any risk or obligation assumed by ALLSTATE, when such portion is ascertained, shall be payable on demand of LBL at the same time as LBL shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by ALLSTATE on the basis of the liability of LBL under the Policy or Policies without diminution because of the insolvency of LBL. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against LBL by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of LBL having authority to allow such claims, without diminution because of such insolvency or because such conservator, liqidator or statutory successor has failed to pay all or a portion of any claims. Payments by ALLSTATE as above set forth shall be made directly to LBL or its conservator, liquidator or statutory successor.

2. Further, in the event of the insolvency of LBL, the liquidator, receiver or statutory successor of the insolvent LBL shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent LBL on any policy reinsured, whereupon ALLLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LBL or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LBL as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LBL solely as a result of the defense undertaken by ALLSTATE.

                                   ARTICLE XI
                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as a honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of LBL, unless some other location is mutually agreed upon. The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

                                   ARTICLE XII
                              PARTIES TO AGREEMENT

This Agreement is solely between LBL and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any Policy. LBL shall be and remain solely liable to any insured, contract owner, or beneficiary under any Policy.

                                  ARTICLE XIII
                              TERM AND TERMINATION

This Agreement shall be effective as of the Effective Date, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

                                   ARTICLE XIV
                                     OFFSET

All monies due LBL or ALLSTATE under this Agreement shall be offset against each other dollar for dollar.

                                   ARTICLE XV
                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and LBL with respect to the subject matter hereof. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.


IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.




LINCOLN BENEFIT LIFE COMPANY

By:  ___________________________________

Title:  _________________________________

Date:  _________________________________


ALLSTATE LIFE INSURANCE COMPANY

By:  __________________________________

Title:  _________________________________

Date:  _________________________________

                                    EXHIBIT A
               CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY



Any variable life insurance policy or application received for a variable life insurance policy whose reserve is invested, in whole or in part, in any account designated as a LBL Separate Account shall be reinsured under this Agreement; provided, however, that portion of any such contract which is not so invested is not covered under this Agreement.

                                    EXHIBIT B
                                  TAX ELECTION


LBL and ALLSTATE hereby make an election pursuant to Treasury Regulations
Section 1.848-2(g)(8). This election shall be effective for the tax year during which the Effective Date falls and all subsequent taxable years for which this Agreement remains in effect. Unless otherwise indicated, the terms used in this Exhibit are defined by reference to Treasury Regulations Section 1.848-2 as in effect on the date hereof. As used below, the term "party" or "parties" shall refer to LBL or ALLSTATE, or both, as appropriate.

1. The party with the Net Positive Consideration (as defined in Section 848 of the Code and related Treasury Regulations) with respect to the transactions contemplated under this Agreement for any taxable year covered by this election will capitalize specified policy acquisition expenses with respect to such transactions without regard to the general deductions limitation of
     Section 848(c)(1) of the Code.

2. The parties agree to exchange information pertaining to the amount of Net Consideration (as defined in Section 848 of the Code and related Treasury Regulations) under this Agreement each year to ensure consistency or as is otherwise required by the Internal Revenue Service. The exchange of information each year will follow the procedures set forth below:

     (a) By April 1 of each year, LBL will submit a schedule to ALLSTATE of its calculation of the Net Consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an authorized representative of LBL stating the amount of the Net Consideration LBL will report in its tax return for the preceding calendar year.

     (b) Within thirty (30) days of ALLSTATE's receipt of LBL's calculation, ALLSTATE may contest such calculation by providing an alternative calculation to LBL in writing. If ALLSTATE does not notify LBL that it contests such calculation within said 30-day period, the calculation will be presumed correct and ALLSTATE shall also report the Net Consideration as determined by LBL in ALLSTATE's tax return for the preceding calendar year.

     (c) If ALLSTATE provides an alternative calculation of the Net Consideration pursuant to clause (b), the parties will act in good faith to reach an agreement as to the correct amount of Net Consideration within thirty (30) days of the date LBL receives the alternative calculation from ALLSTATE. When LBL and ALLSTATE reach agreement on an amount of Net Consideration, each party shall report the applicable amount in their respective tax returns for the preceding calendar year.

Exhibit 10.13

                         MODIFIED COINSURANCE AGREEMENT

                                     between

               LINCOLN BENEFIT LIFE COMPANY, domiciled in Nebraska
                               (hereinafter "LBL")

                                       and

             ALLSTATE LIFE INSURANCE COMPANY, domiciled in Illinois
                            (hereinafter "ALLSTATE")


                                    RECITALS

WHEREAS, LBL and ALLSTATE are parties to that certain Reinsurance Agreement effective January 1, 1994, under which LBL cedes to ALLSTATE on a modified coinsurance basis the net liability for contracts whose reserve is invested, in whole or in part, in any account designated as a LBL Separate Account, excluding any portion of such contracts which are not so invested ("Reinsurance Agreement"); and

WHEREAS, the Reinsurance Agreement, over the years, has been amended several times, such that comprehension of the Reinsurance Agreement has been rendered difficult; and

WHEREAS, the insurance regulators for the States of Nebraska and Illinois have requested that the parties consider rewriting the Reinsurance Agreement for the purposes of incorporating the several amendments and clarifying certain other aspects of the Reinsurance Agreement; and

WHEREAS, the parties desire to revise and restate the terms of the Reinsurance Agreement, and to reflect such revisions and restated terms in this Modified Coinsurance Agreement (the "Agreement"),

NOW THEREFORE, the parties agree that this Agreement shall replace and supercede the Reinsurance Agreement including all amendments thereto, and that, as of the Effective Date specified herein, the Policies (as defined in Article I below) shall be reinsured under the terms and conditions specified in this Agreement.

                                    ARTICLE I
                                   DEFINITIONS

A. "CARVM" shall mean the Commissioners Annuity Reserve Valuation Method as set forth in the Standard Valuation Law, as amended.

B. "CARVM and CRVM Expense Allowance" shall mean the amount by which required policy assets exceed liabilities in the separate account for the Policies.

C. "CRVM" shall mean the Commissioners Reserve Valuation Method as set forth in the Standard Valuation Law, as amended.

D. "Effective Date" shall mean the date on which this Agreement takes effect, which shall be 12/31/2001.

E. "LBL's Capital Investment" shall mean any funds invested by LBL for the benefit of LBL in the LBL Separate Account.

F. "Policy" or "Policies" shall mean the policies and contracts described in Exhibit A as being eligible for reinsurance under this Agreement.

G. "Reserves" shall mean the total liability for the Policies corresponding to the amount on page 3, line 15 (Total Liabilities) of LBL's Statutory Separate Account.

                                   ARTICLE II
                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and LBL will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for Policies in force (or no longer in force but with remaining liability) on the Effective Date and Policies directly issued subsequent to the Effective Date by LBL on the Policies.

2. The indemnity reinsurance provided hereunder shall be on a 100% modified coinsurance basis. LBL shall retain, maintain, and own all assets held in relation to the Reserve (as defined in Article I of this Agreement).

3. In no event will reinsurance under this Agreement be in force with respect to a Policy unless such Policy is in force.

4. ALLSTATE will automatically reinsure the CARVM and CRVM Expense Allowance for the Policies, as reflected in the calculation specified in Article IV, Item (e).

                                   ARTICLE III
                              LIABILITY OF ALLSTATE

The liability of ALLSTATE with respect to any Policy will begin simultaneously with that of LBL. ALLSTATE'S liability with respect to any Policy will terminate on the date LBL's liability on such Policy terminates or the date this Agreement is terminated, whichever is earliest. However, termination of this Agreement will not terminate ALLSTATE's liability for benefit payments incurred prior to the date of termination.

                                   ARTICLE IV
                            SETTLEMENT AND REPORTING

1. While this Agreement is in effect, LBL shall pay to ALLSTATE no less frequently than quarterly, with respect to Policies under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) Item (a) less Item (b) below.

     (a)  Gross premiums (direct and reinsurance assumed) collected by LBL.

     (b)  Gross premiums refunded by LBL to policyholders.

2. While this Agreement is in effect, ALLSTATE shall pay to LBL on at least a quarterly basis a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d), (e) and (f) below.

     (a) Net benefits (as defined in this Article IV, Paragraph 3) paid or incurred by LBL with respect to the Policies.

     (b) Commissions and other sales compensation paid or incurred by LBL with respect to the Policies.

     (c) General insurance expenses paid or incurred by LBL with respect to the Policies.

     (d) Insurance taxes, licenses and fees (excluding income taxes), paid or incurred by LBL with respect to the Policies.

     (e) CARVM and CRVM Expense Allowance, defined as the change in LBL's Separate Account Page 4, Line 8.2 (change in expense allowances recognized in reserve) from the prior settlement period.

     (f) Net reinsurance premiums paid or incurred by LBL to another reinsurer with respect to the Policies.

3.   Net Benefits are defined as follows:

     (a) For a Policy issued directly by LBL, net benefits are the actual amounts payable by LBL to the policyholder, less any amounts payable to LBL by another reinsurer with respect to the Policy. These payments include death benefits, endowment benefit, annuity benefits, disability benefits, benefits under A & H policies, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For Policies reinsured by LBL and retroceded under this Agreement, net benefits are the actual amounts payable by LBL to the ceding company with respect to the Policy reinsured by LBL. These payments will include commissions and expense allowances on reinsurance accepted.

4. LBL will provide ALLSTATE with accounting reports no less frequently than quarterly within forty-five (45) days following the end of each calendar quarter. These reports will contain sufficient information about the Policies to enable the reinsurer to prepare its quarterly and annual financial reports.

5. Settlements as set out in Article IV, Paragraphs 1 and 2 will occur no less frequently than quarterly within sixty (60) days following the end of each calendar quarter.

6. For purposes of clarification, the parties acknowledge and agree that: (i) ALLSTATE will pay all commissions and other acquisition expenses under paragraph 2 of this Article IV; and (ii) the CARVM and CRVM expense allowance will be funded by ALLSTATE and the negative liability will be transferred from LBL's separate account to ALLSTATE's separate account.

                                    ARTICLE V
                                   TAX MATTERS

1. On a basis no less frequent than annual, LBL and ALLSTATE shall settle the federal income tax consequences relating to the reinsurance of the Policies hereunder. Such settlement shall be determined by comparing (a) LBL's separate return tax liability (or refund), determined as set forth below and calculated prior to taking into account any settlement under this paragraph (the "Actual Tax Liability"), with (b) LBL's separate return tax liability (or refund) that would have been incurred if the Policies were written directly by ALLSTATE and the Invested Assets and related reserves were held by ALLSTATE (the "Pro Forma Tax Liability"). If the Actual Tax Liability exceeds the Pro Forma Tax Liability, ALLSTATE shall pay to LBL such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate); if the Actual Tax Liability is less than the Pro Forma Tax Liability, LBL shall pay to ALLSTATE such amount (grossed-up to take into account the tax on such payment, determined at the highest federal corporate income tax rate). For this purpose, the Actual Tax Liability shall be computed as follows: (i) if LBL is not a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability shall be determined as if LBL filed a separate federal income tax return and all the income on such return were taxed at the highest federal corporate income tax rate; (ii) if LBL is a member of the same consolidated tax group as ALLSTATE, the Actual Tax Liability of LBL shall be the amount of consolidated group's tax allocable to LBL under any tax sharing agreements with members of the group. The Pro Forma Tax Liability shall be determined under similar principles.

2. With respect to this Agreement, LBL and ALLSTATE hereby make the election as set forth in Exhibit B and as provided for in section 1.848-2(g)(8) of the Treasury Regulations. Each of the parties hereto agrees to take such further actions as may be necessary to ensure the effectiveness of such election.

                                   ARTICLE VI
                               RESERVE ADJUSTMENTS

1. While this Agreement is in effect, no less frequently than quarterly a reserve adjustment, with respect to Policies under this Agreement, equal to (or the accounting equivalent of) the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

     (a) The reserve change from the end of the prior settlement period to the end of the current settlement period corresponding to the sum of the amounts on page 4, lines 10 (Increase in aggregate reserve for life and accident and health policies and contracts), 11 (Increase in reserve for variable dividend accumulations), 12 (Investment income and capital gains and losses credited on premium and other deposit funds), and 13 (Increase in liability for premium and other deposit funds) of LBL's Statutory Separate Account Statement.

     (b) The funds transferred from the LBL Separate Account to a LBL General Account.

     (c) The funds transferred from a LBL General Account to the LBL Separate Account.

     (d) The net investment income corresponding to the amount on page 4, line 2 (Net investment income and capital gains and losses) of LBL's Statutory Separate Account Statement, minus interest income on LBL's Capital Investment.

2. If the reserve adjustment is positive, then the reserve adjustment is payable by ALLSTATE to LBL. If the reserve adjustment is negative, then the absolute value of the reserve adjustment is payable by LBL to ALLSTATE.

3. For purposes of clarification, the parties acknowledge and agree that : (i) all investment income will stay in the LBL separate account for the benefit of the policyholders; and (ii) the charges for investment management, administration, contract guarantees and other fees will be assumed by ALLSTATE through the reserve adjustment under this Article VI.

                                   ARTICLE VII
                              STATEMENT REFERENCES

All references in this Agreement are to the 1999 NAIC Statutory General and Separate Account Statements of LBL, as filed with the Nebraska Insurance Department. Appropriate adjustments will be made for changes, if any, in the NAIC Statutory General and Separate Account Statements on or after the Effective Date.

                                  ARTICLE VIII
                                   OVERSIGHTS

ALLSTATE shall be bound as LBL is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either LBL or ALLSTATE, both LBL and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   ARTICLE IX
                              INSPECTION OF RECORDS

LBL and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the Policies.

                                    ARTICLE X
                                   INSOLVENCY

1. The portion of any risk or obligation assumed by ALLSTATE, when such portion is ascertained, shall be payable on demand of LBL at the same time as LBL shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by ALLSTATE on the basis of the liability of LBL under the Policy or Policies without diminution because of the insolvency of LBL. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of LBL, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against LBL by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of LBL having authority to allow such claims, without diminution because of such insolvency or because such conservator, liqidator or statutory successor has failed to pay all or a portion of any claims. Payments by ALLSTATE as above set forth shall be made directly to LBL or its conservator, liquidator or statutory successor.

2. Further, in the event of the insolvency of LBL, the liquidator, receiver or statutory successor of the insolvent LBL shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent LBL on any policy reinsured, whereupon ALLLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to LBL or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent LBL as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to LBL solely as a result of the defense undertaken by ALLSTATE.

                                   ARTICLE XI
                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as a honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of LBL, unless some other location is mutually agreed upon. The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

                                   ARTICLE XII
                              PARTIES TO AGREEMENT

This Agreement is solely between LBL and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any Policy. LBL shall be and remain solely liable to any insured, contract owner, or beneficiary under any Policy.

                                  ARTICLE XIII
                              TERM AND TERMINATION

This Agreement shall be effective as of the Effective Date, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

                                   ARTICLE XIV
                                     OFFSET

All monies due LBL or ALLSTATE under this Agreement shall be offset against each other dollar for dollar.

                                   ARTICLE XV
                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and LBL with respect to the subject matter hereof. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.


IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.




LINCOLN BENEFIT LIFE COMPANY

By:  ___________________________________

Title:  _________________________________

Date:  _________________________________


ALLSTATE LIFE INSURANCE COMPANY

By:  __________________________________

Title:  _________________________________

Date:  _________________________________

                                    EXHIBIT A
               CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY



Any variable annuity contract or application received for a variable annuity contract whose reserve is invested, in whole or in part, in any account designated as a LBL Separate Account shall be reinsured under this Agreement; provided, however, that portion of any such contract which is not so invested is not covered under this Agreement.

                                    EXHIBIT B
                                  TAX ELECTION


LBL and ALLSTATE hereby make an election pursuant to Treasury Regulations
Section 1.848-2(g)(8). This election shall be effective for the tax year during which the Effective Date falls and all subsequent taxable years for which this Agreement remains in effect. Unless otherwise indicated, the terms used in this Exhibit are defined by reference to Treasury Regulations Section 1.848-2 as in effect on the date hereof. As used below, the term "party" or "parties" shall refer to LBL or ALLSTATE, or both, as appropriate.

1. The party with the Net Positive Consideration (as defined in Section 848 of the Code and related Treasury Regulations) with respect to the transactions contemplated under this Agreement for any taxable year covered by this election will capitalize specified policy acquisition expenses with respect to such transactions without regard to the general deductions limitation of
     Section 848(c)(1) of the Code.

2. The parties agree to exchange information pertaining to the amount of Net Consideration (as defined in Section 848 of the Code and related Treasury Regulations) under this Agreement each year to ensure consistency or as is otherwise required by the Internal Revenue Service. The exchange of information each year will follow the procedures set forth below:

     (a) By April 1 of each year, LBL will submit a schedule to ALLSTATE of its calculation of the Net Consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an authorized representative of LBL stating the amount of the Net Consideration LBL will report in its tax return for the preceding calendar year.

     (b) Within thirty (30) days of ALLSTATE's receipt of LBL's calculation, ALLSTATE may contest such calculation by providing an alternative calculation to LBL in writing. If ALLSTATE does not notify LBL that it contests such calculation within said 30-day period, the calculation will be presumed correct and ALLSTATE shall also report the Net Consideration as determined by LBL in ALLSTATE's tax return for the preceding calendar year.

     (c) If ALLSTATE provides an alternative calculation of the Net Consideration pursuant to clause (b), the parties will act in good faith to reach an agreement as to the correct amount of Net Consideration within thirty (30) days of the date LBL receives the alternative calculation from ALLSTATE. When LBL and ALLSTATE reach agreement on an amount of Net Consideration, each party shall report the applicable amount in their respective tax returns for the preceding calendar year.